
PROSPECTUS                              1,480,000 COMMON SHARES
                                          RMR F . I.R.E. FUND                                    [LOGO]

    RMR F.I.R.E. Fund, or we, us or the Fund, is a newly organized, non-diversified closed end management investment company. We have been approved to list our common shares on the American Stock Exchange, or AMEX, under the symbol "RFR" subject to notice of issuance.

    INVESTMENT OBJECTIVE. Our investment objective is to provide high total returns to shareholders through a combination of capital appreciation and current income. We will attempt to achieve this objective by investing in securities issued by financial, insurance and real estate companies, or F.I.R.E. companies. "F.I.R.E." is a commonly used acronym for the combined financial services, insurance and real estate industries. There can be no assurance that we will meet our investment objective.

    INVESTMENT POLICIES. Generally, in normal market conditions, we expect that at least 80% of our managed assets will be invested in securities issued by F.I.R.E. companies. Our managed assets are equal to the net asset value of our common shares plus the liquidation preference of any fund preferred shares and the principal amount of any borrowings outstanding. Our initial investments will be primarily in common shares of F.I.R.E. companies.

    OUR ADVISOR. Our Advisor, RMR Advisors, Inc., began managing investment companies in December 2003. Our portfolio management team has extensive experience in the F.I.R.E. industries. One member of this team has over 20 years experience managing investments in financial services and insurance companies while the other two members have 40 years of combined experience in the real estate industry.

INVESTING IN OUR COMMON SHARES INVOLVES RISKS DESCRIBED IN "RISK FACTORS" BEGINNING ON PAGE 9.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                           PER SHARE      TOTAL(1)
                                                           ----------   ------------
Public Offering Price....................................   $25.00      $ 37,000,000
Sales Load(2)............................................   $ 1.125        1,440,000
Estimated Offering Expenses(3)...........................   $ 0.05            64,000
                                                            -------     ------------
Proceeds to the Fund.....................................   $23.825     $ 35,496,000

----------------------

(1) The underwriters may purchase up to an additional 192,000 common shares within 45 days of this prospectus at the public offering price, less the sales load, to cover over allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds to the Fund will be 41,800,000, 1,656,000, 73,600, and 40,070,400, respectively. See "Underwriting."

(2) Our Advisor has agreed to pay an annual fee to certain of the underwriters as additional underwriting compensation. Such amount plus any reimbursement of the underwriters' expenses will not exceed 4.5% (the additional compensation will not exceed 4.4% and expenses reimbursed will not exceed 0.1%) of the total price to the public of shares in this offering. Total compensation paid to the underwriters, including the sales load, will not exceed 9% of the total price to the public of shares in this offering. See "Underwriting--Additional Underwriting Compensation." The Fund will not pay any sales load or offering expenses related to 200,000 of our common shares which we have agreed to sell to affiliates of our Advisor at $25 per share. See "Underwriting."

(3) Our Advisor has agreed to pay all organizational costs and the offering expenses (other than the sales load) that exceed $0.05 per common share sold to the public. The estimated offering expenses to be incurred by the Fund are $64,000.

The common shares will be delivered on or about November 29, 2004.
                           --------------------------

                                           RBC Capital Markets

A.G. Edwards                                                                        Legg Mason Wood Walker
                                                                                              Incorporated
Advest, Inc.                                                                          BB&T Capital Markets

Ferris, Baker Watts                                                                KeyBanc Capital Markets
       Incorporated
Stifel, Nicolaus & Company                                                      SunTrust Robinson Humphrey
           Incorporated
                                      Ladenburg Thalmann & Co. Inc.

                           --------------------------

                               November 22, 2004

(CONTINUED FROM COVER PAGE.)

NO PRIOR TRADING HISTORY. We are newly organized and our common shares have no prior trading history. The shares of closed end investment companies frequently trade at a discount to net asset value. There is no assurance that a trading price for our shares equal to or greater than net asset value will result after our shares begin to trade. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the offering.

LEVERAGE. We intend to issue fund preferred shares within three months after the completion of this offering. Although we have no present intent to do so, we may also borrow or issue debt securities. Initially, we expect these fund preferred shares will be equal in amount to approximately 35% of our managed assets immediately after their issuance; however, we may revise the amount of leverage we employ at any time and from time to time without notice to shareholders based on current market conditions, costs of issuance or servicing leverage or other factors considered relevant by our Advisor and our board of trustees. Our issuance of fund preferred shares or debt will leverage your common shares and may cause you to realize a larger return or larger loss on your investment in our common shares than you would realize without our use of leverage. The cost of issuing leverage will be borne by common shareholders and will result in a reduced net asset value of your common shares. Because the fee we pay to our Advisor is calculated on the basis of our managed assets, our use of leverage increases the fee paid to our Advisor. There can be no assurance that our leverage strategies will be successful.

OUR COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT
GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND
ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER
GOVERNMENTAL AGENCY.

                            ------------------------

                                       ii
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                               TABLE OF CONTENTS

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
                                 PAGE
                               --------
Prospectus Summary............     1
Summary of Fund Expenses......     7
Risk Factors..................     9
Use of Proceeds...............    17
The Fund......................    17
Investment Objective and
  Policies....................    18
Use of Leverage...............    20
Interest Rate Transactions....    22
Management of the Fund........    23
Net Asset Value...............    25
Distributions.................    26
Dividend Reinvestment Plan....    27

                                 PAGE
                               --------
Description of Shares.........    28
Borrowings....................    30
Certain Provisions in the
  Declaration of Trust........    31
Repurchase of Fund Shares.....    33
Tax Matters...................    33
Underwriting..................    35
Custodian and Transfer
  Agent.......................    38
Legal Matters.................    38
Table of Contents of the
  Statement of Additional
  Information.................    39

    You should rely only on the information contained or incorporated by reference into this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with different information. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Unless otherwise stated, all information in this prospectus assumes that the underwriters' over allotment option is not exercised. See "Underwriting."

    You should read this prospectus, which contains important information about us, before deciding whether to invest in our common shares, and retain it for future reference. A Statement of Additional Information, or SAI, dated
November 22, 2004, containing additional information about us, has been filed with the Securities and Exchange Commission, or SEC, and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 39 of this prospectus, by calling 1-866-790-8165 or 1-617-332-9530 or by writing to us. You can get the same information free from the SEC's EDGAR database on the Internet (HTTP://WWW.SEC.GOV).

    Until December 17, 2004 (25 days after the date of this prospectus), all dealers that buy, sell or trade our common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

    THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN OUR COMMON SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, ESPECIALLY THE INFORMATION SET FORTH AT "RISK FACTORS."

The Fund..........................  RMR F.I.R.E. Fund is a newly organized, non-diversified, closed end management investment company.

The Offering......................  We are offering 1,480,000 of our common shares of which affiliates of our Advisor have agreed to purchase 200,000. The public offering price is $25.00 per common share. You must purchase at least 100 common shares ($2,500). We have granted the underwriters an option to purchase up to 192,000 additional common shares to cover over allotments, if any.

Investment Objective..............  Our investment objective is to provide high total returns to shareholders through a combination of capital appreciation and current income. We will attempt to achieve this objective by investing in securities issued by F.I.R.E. companies.
                                    Generally, a F.I.R.E. company is a company which derives at least 50% of its revenue directly or indirectly from, or has at least 50% of its assets invested in, businesses that (i)
                                    provide financial services, including banking, investing,
                                    lending, brokerage, tax and retirement services, (ii) sell or service insurance, including life, health, mortgage, property, casualty, workers compensation or liability insurance and
                                    re-insurance; and (iii) own, lease, manage, construct, sell or broker real estate. F.I.R.E. companies include, for example, commercial banks, investment banks, finance companies,
                                    insurance companies, stock brokerage firms, money management companies, real estate agents, retirement planning services, tax preparation services, home builders, mortgage originators, construction companies and real estate investment trusts. There can be no assurance that we will achieve our investment
                                    objective. Our investment objective is a fundamental policy and cannot be changed without shareholder approval.

Investment Strategy...............  We intend to use the proceeds of this offering and leverage to make investments in securities issued by F.I.R.E. companies.
                                    Generally, under normal market conditions, our investment
                                    strategies will be as follows:

                                    -    At least 80% of our managed assets will be invested in
                                         securities issued by F.I.R.E. companies. Managed assets
                                         not so invested will be invested in other equity and debt
                                         securities and in money market instruments.

                                    -    Initially, we expect our investments will be primarily in
                                         common shares of F.I.R.E. companies. Over time, our
                                         managed assets

                                         may include a combination of common shares, debt and
                                         preferred securities, including securities convertible
                                         into common shares. Most or all of our managed assets will not be investment grade rated, including all of our
                                         investments in common shares.

                                    -    In anticipation of, or in response to, adverse market
                                         conditions or for cash management purposes, we may
                                         temporarily hold all or a portion of our assets in cash,
                                         money market instruments, commercial paper, shares of
                                         money market funds, investment grade bonds or other
                                         investment grade debt securities, including government
                                         securities. Our investment objective may not be achieved
                                         during these times.

                                    -    In connection with our use of leverage, we may enter into
                                         interest rate swap or cap transactions or purchase or sell futures or options on futures.

                                    -    We will not invest in the securities of any company
                                         managed by our Advisor or by an affiliate of our Advisor.

Use of Leverage...................  We intend to use leverage by issuing fund preferred shares.
                                    Although we have no present intent to do so, we may also use leverage by borrowing. Initially, we expect that fund preferred shares will be equal in amount to approximately 35% of our capital immediately after their issuance; however, we may
                                    revise the type and the amount of leverage we employ at any time and from time to time without notice to shareholders. All distributions on and redemptions of our fund preferred shares and all payments of interest and repayments of principal on our borrowings, if any, will have priority claims on our income and assets over distributions payable on our common shares. Our current intent is to use leverage by issuing fund preferred shares within three months after the completion of this
                                    offering, subject to market conditions and other factors.

                                    We intend to use the net proceeds of our issuance of fund
                                    preferred shares or any borrowings to invest in securities of
                                    F.I.R.E. companies. So long as the returns that we realize on these investments exceed the distributions paid on our fund preferred shares or the interest cost of our borrowings plus our expenses arising from these investments, this leverage strategy will increase the income available for our common shares and allow us to pay higher distributions to you than we might pay without using leverage.

                                    The use of leverage involves risks and there is no guaranty that we will issue fund preferred shares or make borrowings or that our leverage strategy will be successful in increasing our income or the distributions you receive. If the income we
                                    receive on investments funded with leverage is less than our leverage costs, the use of

                                       2
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
                                    leverage may reduce our income and decrease the distributions you receive from us.

Distributions on Common Shares....  We intend to pay regular monthly cash distributions. Our initial distribution will be declared within approximately 45 days, and paid approximately 60 to 90 days, after the
                                    completion of the initial closing of this offering. Our
                                    distribution rate may be adjusted from time to time by our board of trustees, depending upon, among other things, the actual or anticipated performance of our investments, the
                                    distributions payable on our fund preferred shares, if any, and interest payable on our debt, if any.

                                    We expect that some portion of our distributions will be
                                    taxable as qualified dividend income and capital gains
                                    currently subject to a maximum 15% federal income tax rate for individuals, while some portion will be ordinary income subject to ordinary income tax rates and some portion may be return of capital. See "Tax Matters."

Dividend Reinvestment Plan........  We have a dividend reinvestment plan which is sometimes referred to as an "opt out plan." Under this plan you will receive all of your distributions in our common shares, unless you elect to receive them in cash. You will also have the
                                    option to acquire additional common shares for cash. Our stock transfer agent and registrar, Wells Fargo Bank, N.A., will administer this plan. Wells Fargo will receive your
                                    distributions and purchase common shares in the market or from us for your account. Shares will be purchased from us as newly issued shares whenever the market price of our common shares plus estimated brokerage costs is equal to or greater than our net asset value. Shares will be purchased in open market
                                    transactions whenever the market price of our common shares plus estimated brokerage costs is less than our net asset
                                    value. This automatic reinvestment of distributions will not relieve you of tax obligations arising from your receipt of distributions even though you will not receive any cash.

Investment Advisor................  Our Advisor will be our investment manager. Our Advisor has a limited history, having begun the substantial part of its
                                    current business activities in December 2003. As of
                                    November 19, 2004, our Advisor had $228 million of assets under management.

                                    One member of our portfolio management team has over 20 years of experience managing investments in financial services and insurance companies; the two other members of this team have 40 years of combined experience in the real estate industry.
                                    Affiliates of our Advisor have extensive experience in managing public companies. We believe that the experience of our
                                    management

                                    team affords us a competitive advantage in evaluating
                                    securities which are issued by F.I.R.E. companies.

                                    We will pay our Advisor a monthly fee equal to an annual rate of 0.85% of our average daily managed assets (I.E., the net asset value of our common shares plus the liquidation
                                    preference of any fund preferred shares and the principal
                                    amount of any borrowings outstanding). Because this fee is calculated on the basis of our managed assets, our use of
                                    leverage increases the fee paid to our Advisor. For the five years after the closing of this offering, our Advisor has
                                    agreed to waive its fees equal to an annual rate of 0.25% of our average daily managed assets. In addition, our Advisor will pay all organizational costs and the offering expenses,
                                    excluding the sales load, which exceed $0.05 per common share sold to the public plus a portion of the underwriters' total compensation. See "Underwriting."

Custodian.........................  State Street Bank and Trust Company will serve as custodian of our assets.

Administration and
  Subadministration...............  Our Advisor will also act as our administrator. Substantially all administrative activities will be conducted on our behalf by State Street Bank and Trust Company, as subadministrator.

Transfer Agent....................  Wells Fargo Bank, N.A. will serve as our transfer agent.

Listing and Symbol................  We have been approved to list our common shares on the AMEX under the symbol "RFR" subject to notice of issuance.

Principal Risks...................  NO OPERATING HISTORY. We are a newly organized company and have no history of operations.

                                    LIMITED EXPERIENCE OF OUR ADVISOR. Our Advisor has limited experience managing registered investment companies.

                                    MARKET DISCOUNT RISK. Shares of closed end investment companies frequently trade at a discount to net asset value.

                                    NON-DIVERSIFICATION RISK. Because we are non-diversified, we can invest a greater percentage of our assets in securities of a single company than can a diversified fund under the
                                    Investment Company Act of 1940. Accordingly, the value of your investment in our common shares may be more volatile than an investment in a diversified fund.

                                    CONCENTRATION OF INVESTMENTS. Our investment portfolio will be focused upon securities in only three closely related
                                    industries. A decline in the profitability of one or more of these industries generally is likely to cause a decline in the value of our common shares.

                                    F.I.R.E. INDUSTRIES RISKS. Our focus on securities issued by
                                    F.I.R.E. companies incorporates the risks arising in these businesses, including the following:

                                    -    BANK CONSOLIDATION RISKS. We expect that many of our
                                         investments in bank stocks will be made in anticipation of the acquisition of one bank by another bank. There is no
                                         assurance that acquisitions will occur or that
                                         acquisitions will enhance the value of the companies in
                                         which we invest.

                                    -    INVESTMENT RISKS. Many banks and insurance companies own
                                         and trade substantial portfolios of investments for their
                                         own account and are exposed to credit risk and trading
                                         losses.

                                    -    LENDING RISKS. Commercial loans made by banks often
                                         involve a higher degree of credit risk than other types of loans because they depend on the cash flow of the
                                         borrower's business to service the debt rather than value
                                         of pledged collateral.

                                    -    INSURANCE COMPANY RISKS. Severe weather conditions and
                                         other catastrophes may result in an increase in claims
                                         experienced by an insurer, particularly property and
                                         casualty insurers. A downgrade of an insurer's financial
                                         strength ratings could cause its customers to choose
                                         other, more highly rated competitors, and its revenue may
                                         decrease.

                                    -    BROKERAGE, INVESTMENT BANKING, AND OTHER TRANSACTION BASED
                                         SERVICES RISKS. Declines in the volume of securities
                                         trading and in market liquidity will generally result in
                                         lower revenues and lower profits at stock brokerages,
                                         investment banks and other financial services firms which
                                         are engaged in transaction based services.

                                    -    MONEY MANAGEMENT RISKS. Earnings of most mutual fund
                                         operators and other money management businesses are
                                         dependent upon the value of assets under management.
                                         Declines in stock market values generally reduce earnings
                                         of money management businesses.

                                    -    REAL ESTATE COMPANY RISKS. There are many factors that may negatively affect the values of securities issued by real
                                         estate companies. For example: new development in excess
                                         of increased demand lowers real estate values; occupancies or rents of office buildings and industrial properties
                                         usually rise more slowly than general improvements in the
                                         economy; retail properties are vulnerable to changes in
                                         consumer spending practices and to bankruptcies of large
                                         tenants; and apartment buildings can be negatively
                                         affected when housing ownership becomes more affordable.

                                    -    INTEREST RATE RISKS. Many F.I.R.E. companies experience
                                         reduced profits or losses when interest rates change.

                                    -    RISKS OF COMPETITION. Most segments of the F.I.R.E.
                                         industries are highly competitive.

                                    -    REGULATORY RISKS. Many companies in F.I.R.E. industries
                                         are subject to extensive regulations which may adversely
                                         affect their ability to achieve business objectives.
                                    LEVERAGE RISKS. Because we will use leverage to increase our investments, if the value of our investments declines, the value of your common shares will decline faster than it would if we had invested without leverage. Holders of our preferred shares or our debt will have priority claims to our income and assets over your rights as an owner of our common shares.
                                    INTEREST RATE RISKS. In addition to the negative impact
                                    interest rate changes may have upon companies in the F.I.R.E.
                                    industries, we will be exposed to at least two other types of interest rate risks:
                                    -    Our cost of leverage will increase as interest rates
                                         increase. These increased costs may result in less net
                                         income available for distribution to you as a common
                                         shareholder.
                                    -    When interest rates rise the market values of dividend and interest paying securities usually fall. Because most of
                                         our investments will be in dividend and interest paying
                                         securities and because we expect to make distributions to
                                         our shareholders, both our net asset value and the market
                                         price of our common shares are likely to decline when
                                         interest rates rise.
                                    Interest rate risks may be magnified if we hedge interest rates based upon expectations concerning interest rates that prove inaccurate.
                                    BELOW INVESTMENT GRADE SECURITIES RISKS. None of the common shares in which we will invest are expected to be rated. In addition, we expect that some of our investments may be in ratable securities which are below investment grade. Because we will invest in unrated or below investment grade rated
                                    securities, your investment in our common shares will involve a greater risk of loss than an investment which is focused only on higher rated securities.
                                    ANTI-TAKEOVER PROVISIONS. Our declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of us or to convert us to an open end fund.
                                    These provisions may deprive you of the ability to sell your common shares at a premium to their market value.
                                    FINANCIAL MARKET RISK. Your investment in our common shares will represent an indirect investment in the securities we own.
                                    Most of the securities we will own will be traded on a
                                    securities exchange or in the over the counter markets. The prices of these securities in which we will invest will
                                    fluctuate from day to day and may decline in value.
                                    MARKET DISRUPTION RISK. Volatility in securities markets
                                    precipitated by terrorist attacks, war or other events such as those that have occurred since 2001 may have negative effects on those markets. The value of securities in which we intend to invest and your common shares may decline if such events occur.
                                    INFLATION RISK. Inflation will cause our expenses to increase and may reduce the value of our shares.

                            SUMMARY OF FUND EXPENSES

    The purpose of the following is to help you understand the fees and expenses that you, as a common shareholder, will bear directly or indirectly. This information shows transaction fees and expenses arising from your purchase of our shares. The table below is based on estimated amounts for our first year of operations and assumes that we issue approximately 1,480,000 common shares and that we use leverage, as we currently expect, to increase our investments by issuing fund preferred shares within three months following the completion of this offering. The amount of leverage and the type of leverage we will use will depend upon market conditions in effect from time to time. Note 3 to the table below also shows our expenses, but assumes that no leverage is used (as will be the case prior to our issuance of fund preferred shares or our borrowings).

                        SHAREHOLDER TRANSACTION EXPENSES

Sales load paid by you (as a percentage of offering
  price)....................................................  4.5%
Common offering expenses borne by the Fund (as a percentage
  of offering price)........................................  0.2%(1)
Dividend reinvestment and cash purchase plan fees...........  None(2)

                                ANNUAL EXPENSES

                                                     AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO
                                                         COMMON SHARES (ASSUMES FUND PREFERRED
                                                         SHARES ARE ISSUED EQUAL TO 35% OF OUR
                                                                  MANAGED ASSETS)(3)
                                                     ---------------------------------------------
Management fees....................................                       1.30%
Interest payments on borrowed money................                       None
Other expenses(4)..................................                       0.98%
                                                                          ----
Total annual expenses..............................                       2.28%
Fee waiver (years 1-5)(5)..........................                      (0.38)%
                                                                          ----
Total net annual expenses (years 1-5)..............                       1.90%

--------------------

(1) All our organizational costs and the offering expenses, excluding the sales load, which exceed $0.05 per common share sold to the public (0.2% of the offering price) will be paid by our Advisor.

(2) You will not be charged any fees if your distributions are paid in our common shares issued by us or in cash. Each participant in the Dividend Reinvestment Plan will be charged a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases of our common shares under the Plan. You will also pay service and brokerage charges if you direct the dividend reinvestment plan agent to sell your common shares held in a dividend reinvestment account. See "Dividend Reinvestment Plan."

(3) Amounts are based upon estimated amounts for the year following completion of this offering. The table presented in this footnote estimates, for the year following the completion of this offering, our expenses assuming that we do not issue any fund preferred shares or otherwise leverage our assets.

                                                         AS A PERCENTAGE OF NET ASSETS
                                                            ATTRIBUTABLE TO COMMON
                                                            SHARES (ASSUMES NO FUND
                                                         PREFERRED SHARES ARE ISSUED)
                                                         -----------------------------
Management fees........................................               0.85%
Interest payments on borrowed money....................               None
Other expenses(4)......................................               0.84%
                                                                      ----
Total annual expenses..................................               1.69%
Fee waiver (years 1-5)(5)..............................              (0.25)%
                                                                      ----
Total net annual expenses (years 1-5)..................               1.44%

(4) Estimated first fiscal year following completion of this offering. Amount excludes cost of issuing fund preferred shares. If we issue fund preferred shares, costs of that issuance will be borne by common shareholders and will result in a reduced net asset value of common shares. Assuming issuance of fund preferred shares in an amount equal to 35% of our managed assets after issuance, these offering costs are estimated to be approximately $191,000 or $0.129 per common share (0.5% of the common share offering price).

(5) Our Advisor has contractually agreed to waive part of its management fee in the amount of 0.25% of average daily managed assets (0.38% of average daily managed assets attributable to common shares assuming we issue fund preferred shares in an amount equal to 35% of our managed assets) for our first five years of operations. See "Management of the Fund."

    The following examples illustrate the expenses (including the sales load of $45 and estimated offering expenses of $2), that you would pay on each $1,000 investment in our common shares, assuming a 5% annual return. The purpose of these examples is to assist you in understanding the various costs and expenses that you, as a common shareholder, will bear directly or indirectly. The following examples assume that all distributions are reinvested at net asset value and a 5% annual rate of return, as mandated by applicable regulations, and reflect the Advisor's contractual agreement to waive a portion of its management fee equal to 0.25% of average daily managed assets during the first five years of our operations. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, LEVERAGE OR RATES OF RETURN. OUR ACTUAL EXPENSES, LEVERAGE AMOUNT OR ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLES.

    The first example also assumes that we issue fund preferred shares in an amount equal to 35% of our managed assets and incur estimated fund preferred share offering costs of $6.00 on each $1,000 investment in common shares.

                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                    --------   --------   --------   --------
Cumulative expenses paid by an investor on each
  $1,000 invested in common shares, assuming a 5%
  annual return throughout the indicated
  periods.........................................    $70        $108       $148       $259

    The following example assumes that we do not issue any fund preferred shares and do not engage in borrowings.

                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                    --------   --------   --------   --------
Cumulative expenses paid by an investor on each
  $1,000 invested in common shares, assuming a 5%

  annual return throughout the indicated
  periods.........................................    $61        $90        $121       $209

                                  RISK FACTORS

    WE ARE A NON-DIVERSIFIED, CLOSED END MANAGEMENT INVESTMENT COMPANY DESIGNED PRIMARILY AS A LONG TERM INVESTMENT AND NOT AS A TRADING VEHICLE. WE DO NOT INTEND TO BE A COMPLETE INVESTMENT PROGRAM. BECAUSE OF THE UNCERTAINTIES INHERENT IN ALL INVESTMENTS, THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE OUR INVESTMENT OBJECTIVE. ALL STOCK MARKET INVESTMENTS INVOLVE RISKS, INCLUDING THE RISK THAT YOU MAY LOSE SOME OR ALL OF YOUR INVESTMENT. YOUR COMMON SHARES AT ANY TIME MAY BE WORTH LESS THAN YOU INVESTED, EVEN AFTER TAKING INTO ACCOUNT THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS WHICH YOU RECEIVE. BEFORE DECIDING TO PURCHASE ANY OF OUR SHARES YOU SHOULD CONSIDER THE FOLLOWING MATERIAL RISKS:

NO OPERATING HISTORY

    We are a newly organized company and have no history of operations.

LIMITED EXPERIENCE OF OUR ADVISOR

    Our Advisor has limited experience managing a securities investment company like the Fund. Our Advisor began the substantial part of its current business activities in December 2003. As of November 19, 2004, our Advisor had
$228 million of assets under management.

MARKET DISCOUNT RISK

    Shares of closed end investment companies frequently trade at a discount to net asset value. We can provide you no assurance regarding the trading price of our common shares. The trading price of our common shares will be determined generally by the comparative number of common shares offered for purchase or sale at any time. Similarly, the value of our portfolio securities will move up and down primarily based on interest in buying or selling those securities. Accordingly, our net asset value will fluctuate and we cannot predict if our common shares will trade at, above or below our net asset value.

NON-DIVERSIFICATION RISK

    We are a non-diversified investment company. Because we are non-diversified, as defined in the Investment Company Act of 1940, or the 1940 Act, we may make a significant part of our investments in a limited number of securities. Because our investment portfolio will be less diversified than that of most other investment companies, the value of your investment in our common shares over time may be more volatile than an investment in a diversified fund.

CONCENTRATION OF INVESTMENTS

    Our investments will be focused upon securities in only three closely related industries. A decline in the profitability of one or more of these industries is likely to cause a decline in the market values of F.I.R.E. securities in which we have invested and, consequently, a decline in the value of our common shares.

F.I.R.E. INDUSTRIES RISKS

    Our investment focus on securities of F.I.R.E. companies incorporates the risks, some of which may be more significant than others, arising in these businesses, including the following:

    - BANK CONSOLIDATION RISKS. We expect that many of our investments in bank stocks will be made in anticipation of the acquisition of one bank by another bank. We expect that some of our investments in companies which are acquired may result in gains because of the premium paid over the prior market price of the acquired bank. We expect that some of our investments in banks which acquire others may result in gains because of cost savings or revenue gains of the combined enterprise. However, an acquirer's common share price often declines after an acquisition announcement, despite the expectations of cost savings or revenue gains of the combined enterprise. Also, despite the fact that there were in excess of 1,000 mergers and acquisitions in the banking industry during the past four years, there is no assurance that there will be mergers and acquisitions in the future or that they will result in event gains or increased profits for the surviving entities.

    - INVESTMENT RISKS. Many F.I.R.E. companies own and trade substantial portfolios of investments for their own account, and therefore, their results of operations depend, in part, on the performance of their investments and trading activities. F.I.R.E. companies in the lending business are exposed to risks of loss resulting from non-payment by borrowers of loans they extend. The financial condition of F.I.R.E. companies may be impacted by changes in the business, financial condition or operating results of the entities in which they invest. Defaults by third parties in which F.I.R.E. companies have invested or even unfavorable changes in the financial prospects or downgrades in the credit ratings of investee entities can have adverse effects on the value of our investments in F.I.R.E. companies and reduce the value or our shares.

    - LENDING RISKS. Commercial loans made by banks and finance companies often involve a higher degree of credit risk than other types of loans, in part, because repayments often depend upon the cash flow of the borrowers' businesses rather than the value of pledged collateral. In addition, a significant portion of banks' or finance companies' commercial loans may be unsecured or secured only by assets which can be unstable or subject to rapid deterioration, such as inventory and accounts receivable. Although F.I.R.E. companies in the lending business generally establish reserves for their estimates of future losses, actual loss experience may be substantially in excess of established reserves.

    - INSURANCE COMPANY RISKS. Our investments in insurance companies will be subject to insurance industry risks including the following:

       - An insurer is liable for losses under the terms of the policies it underwrites. Although insurance companies generally establish reserves for losses they expect to experience, estimated reserves may be inadequate.

       - Severe weather conditions and other catastrophes may result in an increase in the amount of claims experienced by an insurer, particularly property and casualty insurers.

       - An insurer's ability to write new or renewal policies is often dependent upon its financial strength ratings. Financial strength ratings are a measure of an insurance company's ability to pay policyholder obligations. A reduction in an insurer's capital adequacy, loss reserve adequacy or operating performance could result in a downgrade of its financial strength rating. A downgrade of an insurer's financial strength rating could cause its customers to choose other, more highly rated competitors and its revenues may decrease.

       - Many insurers try to mitigate the risks in their businesses by reinsuring risks they underwrite. The reinsurance market has changed dramatically over the past few years as a result of inadequate pricing, poor underwriting and the significant losses incurred in conjunction with the terrorist attacks on September 11, 2001. Insurers may be unable to renew or obtain reinsurance policies because of these changes in the reinsurance market or otherwise. If an insurer is unable to renew its existing reinsurance or obtain new reinsurance, either its exposure to losses may increase or it may have to reduce the number of its underwriting commitments and, in either case, its profits may decline.

    - BROKERAGE, INVESTMENT BANKING AND OTHER TRANSACTION BASED SERVICES
      RISKS. Many brokerage and investment banking businesses are dependent upon transaction volumes for their profits. Declines in the volume of securities trading and in market liquidity will generally result in lower revenues from brokerage activities. Declines in economic activity generally or changes in the economy that reduce the need for capital, reduce the number of business combinations or that otherwise reduce demand for investment banking services adversely affect the profitability of F.I.R.E. companies which are in the business of providing transaction based services and capital.

    - MONEY MANAGEMENT RISKS. Many companies in the mutual fund and money management businesses earn fees which are calculated based upon the value of assets under management. Declines in the securities markets will reduce the value of managed portfolios and often cause customers to withdraw funds or withhold new investments. Also, during periods of market volatility or declines it may be difficult for money management businesses to reduce their operating costs. Accordingly, market declines generally will have negative impacts upon the value of securities issued by companies in the mutual fund and money management businesses.

    - REAL ESTATE RISKS. Risks created by our investment focus on securities issued by real estate companies include the following:

       - Real estate values have been historically cyclical. As rents and occupancies of real estate increase, property values increase and new development occurs. Development activities have frequently exceeded absorption of newly developed buildings. When this occurs, rents, occupancy and property values decline, as does the value of securities issued by real estate companies.

       - During the past year office and industrial occupancies and rents have declined in many parts of the United States. Increases in office and industrial occupancies and rents have historically lagged general economic recoveries and occupancies and rents for office and industrial buildings may not improve in the near future.

       - The values of retail properties and the securities of companies that own them are vulnerable to changes in consumer spending practices and to bankruptcies of large tenants such as have occurred recently.

       - The values of securities issued by companies that own apartment buildings are often affected by changes in employment and sometimes to decreased demand caused by the availability of low cost home ownership financing.

       - Some of our investments may be in securities of real estate companies that own hotels and resorts. These properties usually require higher levels of capital expenditures than other types of commercial real estate. The financial performance of these properties and their values are highly sensitive to general economic conditions and travel industry changes. This sensitivity was demonstrated by the decline in hotel operating performance experienced after the terrorist attacks on September 11, 2001.

       - The physical characteristics of healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes and their operations are highly regulated and those regulations often require capital expenditures or restrict the profits realizable from these properties. Also, some of these properties are highly dependent upon Medicare and Medicaid payments which are subject to changes in governmental budgets and policies.

       - Some of our investments may be in securities of real estate companies that own properties that are leased on a net basis to single tenants. The value of the securities issued by these companies may vary with the financial strength or business prospects of their tenants.

       - Real estate companies are also susceptible to special risks not shared by the securities market generally. For example: real estate taxes and insurance costs are large expenses of real estate companies, and these costs have tended to increase materially within the past few years; various environmental protection laws have made real estate owners and previous owners responsible for clean up costs which can be material; and other laws require real estate owners to incur capital expenditures such as laws that require access by disabled persons.

    - INTEREST RATE RISKS. Interest rate decreases can have adverse effects on F.I.R.E. companies, including:

       - an increased likelihood that investments may be prepaid or re-financed at lower rates; and

       - a decreased ability to attract depositors.

       Interest rate increases can have adverse effects on F.I.R.E. companies, including:

       - an increase in capital costs;

       - a decline in the value of existing investments; and

       - a decreased ability to make new investments.

    - RISKS OF COMPETITION. Most segments of the F.I.R.E. industries are highly competitive. Competition for some F.I.R.E companies may come from specialty firms with more experience or market recognition in specific areas or from diversified companies that have significantly greater financial and other resources. If a F.I.R.E. company is unable to compete effectively in its industry segment, its profitability may decline and the value of any investment we have made in its securities may decline.

    - REGULATORY RISKS. F.I.R.E. companies are subject to extensive state and federal regulations. These regulations for financial services and insurance companies are designed generally to protect consumers and not shareholders of these companies like the Fund. These regulations relate to licensing or other authorizations to conduct certain types of business, capital and surplus requirements, production and distribution of marketing materials, investment restrictions, the ability of consumers to prepay loans, limitations on interest and other charges, oversight of customer deposits, underwriting limitations, affiliate transactions, dividend limitations, changes in control and a variety of other financial and non-financial characteristics of F.I.R.E. companies. Failure to comply with these regulations may subject the regulated company to penalties, including fines and suspensions, which may adversely affect its financial condition and results of operations. Changes in these laws and regulations may further limit or eliminate a regulated company's discretion, make it more expensive to conduct business or otherwise adversely affect the company's ability to make profits or achieve its business objectives.

    - COLLATERAL RISKS. F.I.R.E. companies in the business of lending are exposed to risks associated with the assets pledged to them as collateral. These risks can be significantly affected by the state of the market for similar loans or for the underlying collateral. For example, in a market where real estate loans are being made by many financial institutions, an individual bank may determine to relax its lending criteria or lower its target returns, increasing risks or lowering profitability. Changes in the market for collateral may cause the value of collateral to decline and increase the risk of default on loans secured by that collateral. Also, if a lender is required to take possession of collateral on defaulted loans, it may not have sufficient expertise to effectively manage or sell the collateral.

    - DISTRIBUTION CHANNEL RISKS. Many bank, financial services and insurance companies distribute products such as mutual funds, insurance policies, brokered deposits or residential and consumer loans through third party agents. If these distribution relationships are discontinued or disrupted, the affected companies may suffer reduced profits or losses and the value of their securities may decline.

    - GOVERNMENT PROGRAMS RISKS. Some F.I.R.E. companies profit from participation in government sponsored loan or loan guarantee programs. Some banks, financial services and insurance companies sell products designed to allow the accumulation of investment earnings on a tax free or tax reduced basis, to reduce estate taxes or accomplish other tax objectives. Changes in tax and other law or regulation could reduce or eliminate consumer interest in these products and reduce the profits of F.I.R.E. companies engaged in these activities.

    - SPECIALIZATION RISKS. Some F.I.R.E. companies focus exclusively on one or a limited number of industries or specialty segments. For example, there are many insurance companies that offer only one type of insurance, lenders that focus their businesses on making one type of loan or lending in one industry, brokerage firms and investment banks that focus their businesses on one or only a few industries and there are real estate companies that focus their businesses on a particular property type. Because these undiversified business models magnify the impact of specific business risks, these specialized F.I.R.E. companies may be more prone to failure than more diversified companies.

    - TECHNOLOGY RISKS. The businesses of many F.I.R.E. companies rely heavily on communications and information systems, some of which are furnished by third party service providers. A significant failure, interruption, breach in security of these systems or an inability to obtain service from a third party provider could have a material adverse effect on the financial condition, results of operations and cash flows of the affected F.I.R.E. companies.

    - GEOGRAPHIC CONCENTRATION RISKS. Some F.I.R.E. companies are geographically concentrated in one or a few states of the U.S., or one region of a country or the world. Geopolitical events, region-specific changes in regulation, migration or economic factors may have a significant impact on the business and prospects of geographically concentrated companies.

LEVERAGE RISKS

    We intend to use leverage to increase our investments by issuing fund preferred shares within three months following the completion of this offering, subject to market conditions, achievement of appropriate investment ratings and approval by our board of trustees. We may also leverage by borrowing. Our use of leverage involves risks to you as a common shareholder, including the following:

    - If the market value of our investments declines, our asset value per common share will decline faster if we use leverage than it would decline if we did not use leverage.

    - If the yield from our investments declines, the yield or cash flow available for us to pay distributions to common shareholders will decline faster if we use leverage than it would decline if we did not use leverage.

    - The terms of our fund preferred shares, our borrowings or the rating agencies which rate our leverage instruments, may require covenants and guidelines which restrict our ability to operate, and these restrictions may limit our ability to pay distributions to common shareholders or otherwise require actions which are adverse to the interests of common shareholders.

    - Our obligations to pay distributions on and redeem fund preferred shares or to pay interest on and repay borrowings may cause us to liquidate investments during adverse market conditions which may result in losses.

    - Our fund preferred shareholders and lenders will have priority claims to our income and assets over your rights as a common shareholder. Generally, this means they must be paid before you are paid distributions or proceeds of our liquidation.

The risks arising from leverage will be principally borne by our common shareholders, not by our fund preferred shareholders, our lenders or by our Advisor. See "Use of Leverage."

INTEREST RATE RISK

    In addition to the adverse impact which changes in interest rates can have on the businesses of F.I.R.E. companies, we will be exposed directly to at least two types of interest rate risks:

    - The cost of distributions on any fund preferred shares and of interest on borrowings used for leverage will increase as interest rates increase. These increased costs may result in less net income available for distribution to you as a common shareholder.

    - When interest rates rise, the market values of dividend or interest paying securities usually fall. Because most of our investments will be in dividend or interest paying securities and because we expect to make regular distributions to our shareholders, both our net asset value and the market price of our common shares are likely to decline when interest rates rise.

We may enter into interest rate swap or cap transactions to hedge against changes in short term interest rates which affect the level of distributions on our fund preferred shares or our cost of borrowings. These hedges may mitigate, but will not eliminate, the impact on us of rising interest rates. If we enter an interest rate swap, a decline in short term interest rates may result in an increase in net amounts payable by us to the swap counterparty and a corresponding decline in the value of the swap. If we purchase an interest rate cap, a decline in short term interest rates may result in a decline in the value of the cap. If we enter into interest rate hedging transactions, a decline in short term interest rates may result in a decline in the net asset value of your common shares. See "Interest Rate Transactions."

BELOW INVESTMENT GRADE SECURITIES RISKS

    The preferred shares and debt securities in which we may invest are sometimes referred to as "ratable securities." A ratable security is generally considered below investment grade if it is not rated at least Baa3, BBB-, or BBB- by Moody's Investors Services, Inc., or Moody's, Standard & Poor's, or S&P, or Fitch Ratings, Inc., or Fitch, respectively, or if the ratable security has characteristics which are comparable to below investment grade securities rated by Moody's, S&P or Fitch. The ratable securities in which we will invest may be below investment grade and our investment policies do not limit our ownership of below investment grade securities. In addition, none of our investments in common equity securities are expected to be rated. Lower rated securities tend to be more sensitive to adverse economic downturns or adverse individual company developments than more highly rated securities. Lower rated securities may provide only moderate protection of contractual or expected payments of interest, distributions, dividends or principal. For these reasons, these investments are considered speculative. Because we will invest in speculative securities, your investment in our common shares is likely to involve a greater risk of loss than an investment in a fund that focuses only on higher rated securities. Furthermore, the secondary markets in which lower rated securities are traded may be less liquid than the markets for higher grade securities. Less liquidity in the secondary trading markets could lower the price at which we can sell a lower rated security or cause large fluctuations in the net asset value of our common shares. If an issuer of lower rated securities defaults, we may incur additional expenses to seek recovery, or to foreclose on, take possession of and dispose of an issuer's assets, property or operations. If significant numbers of issuers whose securities we own default on their obligations to us, our ability to pay distributions to you may be impaired.

ANTI-TAKEOVER PROVISIONS

    Our declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of the Fund or to convert the Fund to an open end investment company. For example, our board of trustees may strictly enforce the provisions in our declaration of trust that prohibit any person or group from owning more than 9.8%, in the aggregate by value as well as by class, of our common shares. These provisions may have the effect of depriving you of the ability to sell your common shares at a premium to their market value. See "Certain Provisions in the Declaration of Trust."

FINANCIAL MARKET RISK

    Your investment in our common shares will represent an indirect investment in the securities owned by us. Some of the securities we will own are traded on a national securities exchange or in the over the counter markets. The prices of these shares and other securities in which we will invest will fluctuate from day to day and may decline in value. The net asset value of the Fund may be affected by a decline in financial markets in general. We intend to utilize leverage, which magnifies financial market risks.

MARKET DISRUPTION RISK

    Since 2001, terrorist attacks, the war in Iraq and instability in the Middle East have caused volatility in some securities markets. Periods of volatility due to world events in the past have led to acute declines in the value of securities, including some securities in which we may invest. Future terrorist activity, war or other events could have similar effects and may cause the value of our investments, our net asset value and the value of your common shares to decline.

INFLATION RISK

    As inflation increases, the real value of your common shares and distributions may decline. In addition, during periods of rising inflation, distributions rates on fund preferred shares and interest costs on borrowings likely will increase, which could cause us to reduce the distributions we can pay to you as a common shareholder.

SMALL COMPANY RISKS

    Many F.I.R.E. companies in which we invest may be small or medium sized companies compared to companies that are traded in capital markets generally, and many F.I.R.E. companies use debt leverage to finance their businesses. This combination of smaller equity capitalization and debt leverage may mean that securities issued by some F.I.R.E. companies in which we invest may be more volatile than securities issued by larger, less leveraged companies. These facts can adversely affect our financial performance, especially if we purchase or sell large amounts of an individual security within a short time.

LIQUIDITY RISKS

    Some of the securities in which we will invest may not be registered with the SEC, some may not be regularly traded on an established market or on any organized market and some may be new series of securities or issued by new companies and will therefore have no prior trading history. Investments in these types of illiquid securities involve special risks. For example, we may not be able to quickly dispose of these securities at prices which we might be able to obtain if these securities were widely traded on established markets. If we find the market for these investments to be illiquid at the time we determine to sell these investments to meet our distributions, our leverage or other obligations, or to accommodate changes in our portfolio of investments considered desirable by our Advisor, we may need to increase our leverage or sell other investments, either of which could increase other risks, reduce our net asset value or limit the future potential returns on our shares. Limited liquidity can also depress the market price of securities and, as a result, could depress the market price of our shares, our ability to use leverage and our capacity to make distributions to you.

REDEEMABLE SECURITIES RISKS

    Some of the securities in which we invest may include prepayment rights at prices either fixed or determined by formulas. Many of the preferred securities in which we may invest have no maturity date, require perpetual payment of a fixed coupon, but provide their issuers rights of redemption at fixed prices. If we purchase these securities at prices that are in excess of their redemption prices and if issuers of these securities exercise their redemption rights, we may not realize the value for the premiums we paid and we may be unable to reinvest the proceeds we receive to achieve as much income as we received on the redeemed securities.

CONVERTIBLE SECURITIES RISKS

    Some of our investments may be in convertible securities. Generally, upon issuance, convertible securities offer lower yields than non-convertible securities. A convertible security grants the holder an option to either hold the security and collect contractual interest and principal payments from the issuer or exchange the security for different securities, typically common shares of the issuer. As a result of this option, convertible securities have characteristics of both equity and debt securities. When investors believe that conversion may result in greater value than holding the security without conversion, the security will generally exhibit risks similar to risks associated with that company's equity securities. When investors believe that holding the security is likely to produce greater value than conversion, the security will generally exhibit risks similar to risks associated with debt securities generally and that issuer's debt securities in particular.

                                USE OF PROCEEDS

    The net proceeds of this offering of common shares will be $35,496,000. We have granted the underwriters an option to purchase up to an additional 192,000 common shares within 45 days of this prospectus at the public offering price to cover over allotments. If the underwriters exercise their over allotment option in full, the net proceeds of this offering will be $40,070,400. The Fund will pay all of its offering expenses up to $0.05 per common share sold to the public, or $64,000, or $73,600, if the underwriters exercise their over allotment option in full. This payment may include reimbursement of costs previously paid by our Advisor. Our Advisor has agreed to pay all of the organizational costs and the offering expenses, excluding the sales load, which exceed $0.05 per common share sold to the public. We expect to invest the net proceeds of the offering in a manner consistent with the investment objective and policies described in this prospectus. We currently anticipate that we will be able to invest substantially all of the net proceeds within three months after the initial closing of this offering. Pending investment in accordance with our investment objective and policies, we anticipate that the net proceeds will be invested in U.S. government securities or other high quality, short term money market instruments, including shares of money market funds managed by one or more of the underwriters.

                                    THE FUND

    We are a newly organized, non-diversified, closed end management investment company registered under the 1940 Act. We were organized as a Massachusetts business trust on August 6, 2004. We have been approved to list our common shares on the AMEX under the symbol "RFR" subject to notice of issuance. Our principal place of business is located at 400 Centre Street, Newton, Massachusetts 02458, and our telephone number is 617-332-9530.

                       INVESTMENT OBJECTIVE AND POLICIES

    Our investment objective is to provide high total returns to shareholders through a combination of capital appreciation and current income. We will attempt to achieve this objective by investing in securities issued by F.I.R.E. companies. Our investment objective is fundamental, meaning it cannot be changed without common shareholder approval as described in the SAI. To achieve our objective we intend to operate as follows:

    CONCENTRATION. We intend to concentrate our investments in securities issued by companies involved in the F.I.R.E. industries. Under normal market conditions and after the initial investment period following this offering, at least 80% of our total investments will be in securities issued by F.I.R.E. companies.

    TYPES OF SECURITIES. Initially we expect our investments will be primarily in common shares of F.I.R.E. companies. Depending upon its evaluation of market conditions, including the availability and market prices of individual securities, our Advisor's expectations of total returns available in each subcategory, general economic conditions and other factors, our Advisor will determine the portion of our assets to be invested in common shares, preferred shares, debt securities and convertible debt and preferred securities and to be invested in any subcategory of F.I.R.E. securities.

    For purposes of our investment policies, a F.I.R.E. company is an entity which directly or indirectly derives at least 50% of its revenues from, or has at least 50% of its assets invested in, businesses that: (i) provide financial services to other entities or individuals, including, but not limited to, banking, investing, lending, brokerage, tax and retirement preparation and planning; (ii) sell or service insurance, including, but not limited to, life, health, mortgage, property, casualty, workers compensation or liability insurance and companies that provide re-insurance; and (iii) own, lease, manage, construct, sell or broker real estate. F.I.R.E. companies include, for example, commercial banks, investment banks, finance companies, insurance companies, stock brokerage firms, money management companies, retirement planning service companies, tax planning and preparation service companies, home builders, real estate brokers, mortgage originators, construction companies and real estate investment trusts. Our Advisor may change the percentage of our assets invested in any one subcategory of F.I.R.E. companies, E.G., in banks, insurance companies, brokerage companies, money management companies or real estate companies, based upon our Advisor's opinion of the best way to achieve our investment objective.

    Our Advisor's decisions regarding the types of securities and the percentages of our assets to be invested in each individual security or subcategory of F.I.R.E. securities will be based on the availability and market price of individual securities, our Advisor's expectation from time to time regarding the total returns available by investing in each individual security or subcategory of F.I.R.E. securities, general economic conditions and other factors.

    COMMON SHARES. Common shares represent the equity ownership of a company. Common shareholders generally elect directors and are entitled to vote on the issuing company's major transactions. Common shareholders generally have no entitlement to dividends, but they receive dividends when and as declared by boards of directors or boards of trustees. Our Advisor will evaluate a number of factors in deciding whether to invest in common shares of individual companies. These factors will include the financial condition of the companies, the industry and segment of the industry in which the companies do business, the economic and market conditions affecting the companies, the companies' growth potential, the security of the companies' current common share dividend, if any, the potential for increases in the common share prices and our Advisor's assessment of the quality of the companies' managements.

    PREFERRED SHARES. Preferred shares pay fixed or floating distributions to investors and have a preference over common shares in the payment of distributions and the liquidation of the issuing companies' assets. This means that companies generally must pay distributions on their preferred shares before paying any distributions on their common shares. Preferred shareholders usually have no or limited rights to vote for corporate directors or on other matters. The relative percentage of preferred shares compared to other types of securities in our investment portfolio will vary over time based on our Advisor's assessment of market conditions. In deciding whether to invest in preferred shares and in which preferred shares to invest, our Advisor expects to consider the securities available, the yields available, the ratings applicable to the preferred shares, the trading liquidity of the particular issuances of preferred shares, issuers' call rights, if any, applicable to the preferred shares and the quality of the issuing companies generally.

    DEBT SECURITIES. Debt securities are borrowing obligations. Debt securities may be secured by the assets of the borrower or they may be unsecured. Unsecured debt securities may be senior debt which ranks equally with most other debt obligations of an issuer or subordinated debt which generally is not paid until senior debt is satisfied. Some debt securities are issued by subsidiaries of a parent company and some are issued directly by a parent company or are guaranteed by the parent company. Some of the debt securities in which we may invest may be non-investment grade debt securities, which are commonly referred to as junk bonds. In deciding whether to invest in debt securities, our Advisor will consider the ratings of the debt securities, the interest rates and other terms applicable to the debt securities and the risk and business characteristics of the issuers.

    CONVERTIBLE SECURITIES. Convertible securities are securities which may be exchanged for different securities. The most common forms of convertible securities are debt securities or preferred shares that may be exchanged for common shares of the same issuer at a fixed exchange ratio at the option of the convertible securities holders. In deciding whether to invest in convertible securities, our Advisor will consider the investment characteristics of the primary security such as the ratings and the interest rates or dividend yields, the investment characteristics of the securities into which the convertible securities may be exchanged and the terms applicable to the exchange transactions such as timing of the exchange elections and the ability of the issuers to compel or accelerate exchange decisions and our Advisor's assessment of the quality of the issuing companies and their managements.

    NON-INVESTMENT GRADE RATABLE SECURITIES. Generally, preferred shares and debt securities, including securities exchangeable for or convertible into common equity shares, are considered ratable. Most ratable securities are rated by one or more nationally recognized rating agencies, Moody's, S&P or Fitch. Securities which are not investment grade rated are considered to have speculative characteristics with regard to their capacities to pay interest, distributions or principal according to stated terms. Debt securities that are not investment grade quality are commonly referred to as junk bonds.

    RELATED PARTY INVESTMENTS. Our Advisor is the investment manager of RMR Real Estate Fund and RMR Hospitality and Real Estate Fund, and an affiliate of our Advisor is the manager for each of Senior Housing Properties Trust, HRPT Properties Trust and Hospitality Properties Trust and provides services to Five Star Quality Care, Inc. The Fund will not invest in any securities issued any of these companies or any other company which is affiliated with us or our Advisor.

    DEFENSIVE POSITIONS. In anticipation of, or in response to, adverse market conditions or for cash management purposes, we may temporarily hold all or any portion of our assets in cash, money market instruments, shares of money market funds, investment grade bonds or other investment grade debt securities so that less than 80% of our total investments are in securities of F.I.R.E. companies. If we decide to hold some of our assets in cash, we may invest our cash reserves in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, collateralized repurchase agreements, commercial paper and shares of money market funds. During periods when we have such investments, we may not achieve our investment objective.

                                USE OF LEVERAGE

    Within three months after completion of this offering, subject to market conditions and other factors, we intend to issue fund preferred shares and use the proceeds to make additional investments. Initially, we expect these fund preferred shares will be equal in amount to approximately 35% of our managed assets immediately after their issuance; however, we may revise the amount of leverage we employ at any time and from time to time without notice to shareholders based on market conditions or other factors considered relevant by our Advisor or our board of trustees. We may also leverage by borrowing. Any distributions on and redemptions of our fund preferred shares and payments of interest and repayments of principal on our borrowings will have priority rights to our income and assets over the distributions payable to you as a common shareholder. Our use of leverage will magnify the net increases and decreases in our net asset value per common share. Changes in the value of our portfolio securities, including costs attributable to leverage, will be borne entirely by you as a common shareholder.

    LEVERAGE RESTRICTIONS. Under the 1940 Act, we are not permitted to issue preferred shares unless immediately after the issuance the value of our total assets is at least 200% of the sum of the liquidation value of our outstanding preferred shares plus any borrowings (I.E., the liquidation value plus any borrowings may not exceed 50% of our total assets less liabilities other than borrowings). In addition, we are not permitted to declare distributions on our common shares unless at the time of such declaration our total assets value less liabilities other than borrowings is at least 200% of the liquidation value of our outstanding fund preferred shares. If fund preferred shares are issued, we intend to purchase or redeem fund preferred shares to the extent necessary to maintain the 200% liquidation value coverage of those shares. If fund preferred shares are issued, we expect that fund preferred shareholders will have the right to elect at least two but less than a majority of our trustees. Also, if we fail to pay required dividends on fund preferred shares, those shareholders may be able to elect a majority of our trustees and we may be prohibited from paying distributions to common shareholders.

    Under the 1940 Act, we generally are not permitted to borrow unless immediately after the borrowing the value of our total assets less liabilities other than the principal amount represented by borrowings is at least 300% of such principal amount (I.E., borrowings may not exceed 33 1/3% of our total assets less liabilities other than borrowings, except that we may borrow up to an additional 5% of our total assets for temporary purposes). In addition, we are not permitted to declare any cash distribution or other distribution to you as a common shareholder unless, at the time of such declaration, the value of our total assets, less liabilities other than the principal amount represented by borrowings is at least 300% of such principal amount after deducting the amount of such distribution.

    If we use leverage, and if our investment portfolio declines in value, we may need to sell investments to raise sufficient capital to maintain these asset coverage requirements. Any sale of investments to meet asset coverage requirements may result in less proceeds to us than we would have been able to generate if we had maintained our investments for a longer period. Failure to maintain asset coverage requirements could result in requirements to redeem some or all of our fund preferred shares or a default of our debt obligations. Our failure to pay dividends or make distributions could result in our ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code, which could have a material adverse effect on the value of your common shares.

    We may be subject to certain restrictions imposed by the terms of our fund preferred shares, by lenders under future borrowings, or by guidelines required by rating agencies in connection with fund preferred share issuances or borrowings. These restrictions, covenants or guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. However, it is not anticipated that these covenants will impede our Advisor from managing our portfolio in accordance with our investment objective; and, if our Advisor believes that such restrictions, covenants or guidelines would impede our ability to meet our investment objective, we will not issue fund preferred shares or borrow, or we may discontinue use of leverage.

    IMPACT OF LEVERAGE. Assuming that leverage will (1) will be equal in amount to 35% of our managed assets after such leverage, and (2) require distributions on fund preferred shares at an annual average rate of 5.00%, then the income generated by our portfolio (net of estimated expenses) must exceed approximately 1.75% of our managed assets in order to cover these distributions or payments. Of course, these numbers are merely estimates, used for illustration. Actual payment or distribution rates may vary frequently and may be significantly higher or lower than this rate.

    The following table is designed to illustrate the effect of leverage on your total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in our portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what our investment portfolio returns will be. The table further assumes our issuance of fund preferred shares in an amount equal to 35% of our managed assets after such issuance at an effective annual preferred share distribution payment rate of 5%. The table does not reflect any offering costs of common shares or fund preferred shares.

Assumed portfolio total return.....................       (10.00)%       (5.00)%       0.00%         5.00%     10.00%
Corresponding return to common shareholder.........       (18.08)%      (10.38)%      (2.69)%        5.00%     12.69%

    Your total return shown on this chart is composed of two elements: common share distributions we pay to you (the amount of which is largely determined by our net investment income after distributions on fund preferred shares, if any) and realized and unrealized gains or losses on the value of the securities we own.

    During the time in which we are using leverage, the amount of the fees paid to our Advisor will be higher than if we did not utilize leverage because these fees will be calculated based on our managed assets.

    OTHER BORROWINGS. We may also borrow on a temporary basis for extraordinary or emergency purposes, including payment of distributions and securities transactions settlements which otherwise might require untimely dispositions of our securities.

                           INTEREST RATE TRANSACTIONS

    In connection with our use of leverage, we may enter into interest rate swap or cap transactions. The decision as to whether to enter into interest rate swap or cap transactions will be made by our Advisor based upon market conditions, including expectations concerning future interest rates and the costs of such interest rate protections and other factors our Advisor deems relevant. Interest rate swaps involve our agreement to make fixed rate payments in exchange for another party's agreement to make variable rate payments to us or vice versa. We may also use an interest rate cap, which would require us to pay a premium, usually up front, to another party. If we use an interest rate cap, to the extent that a specified variable rate index exceeds a predetermined fixed rate, we would be entitled to receive payments equal to the excess multiplied by a notional amount. We intend to use interest rate swaps or caps only with the intent to reduce the risk that an increase in short term interest rates could have on your common shares as a result of leverage, but our use of interest rate swaps or caps is unlikely to eliminate this risk.

    The use of interest rate swaps and caps is a specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Depending on the level of interest rates in general, our use of these interest rate instruments could enhance or harm the overall performance of your common shares. To the extent interest rates decline, the net amount we pay under the interest rate swap could increase and the value of the swap or cap could decline, lowering the net asset value of your common shares. In addition, if short term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce your common share net earnings. If, on the other hand, short term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance your common share net earnings if we receive payment. Buying interest rate caps could enhance the performance of your common shares by limiting our leverage expense. Buying interest rate caps could also decrease the net earnings of our common shares if the premium paid by us for the interest rate cap is more than the additional amount we would have been obligated to pay on our debt securities had we not entered into the interest rate cap agreement. We do not intend to enter into interest rate swap or cap transactions in a notional amount that would exceed the expected outstanding amounts of our leverage.

    Interest rate swaps and caps do not generally require us to deliver securities or other underlying assets or principal, although we may pledge some of our assets to serve as collateral for our payment obligations under an interest rate swap. Accordingly, our risk of loss with respect to interest rate swaps is usually limited to the net amount of interest payments that we are contractually obligated to make. If the other party defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset our preferred share distributions or interest payments on our borrowings, if any. Depending on whether we would be entitled to receive net payments from the other party on the swap or cap, which in turn would depend on the general state of short term interest rates at that time, such a default may also negatively impact our common share values. Although we cannot guarantee that the other party does not default, we will not enter into an interest rate swap or cap transaction with any party that our Advisor believes does not have the financial resources to honor its obligations under the interest rate swap or cap transaction. Further, our Advisor will monitor the financial stability of any other party to an interest rate swap or cap transaction in an effort to protect our investments.

    At the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that we will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as the terms of the expiring transaction. If this occurs, it could negatively impact our income and common share value.

    We may choose or be required to reduce or eliminate our use of fund preferred shares or borrowings. This may cause us to terminate early all or a portion of any swap or cap transaction. Early termination of a swap may result in a termination payment by or to us. We may also incur financial penalties associated with early termination.

    In connection with our use of leverage, we may purchase or sell futures or options on futures, activities which are described in the SAI.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

    Our Advisor has a limited history, having begun the substantial majority of its current business activities in December 2003. As of November 19, 2004, our Advisor had $228 million of assets under management, consisting of the assets of RMR Real Estate Fund and RMR Hospitality and Real Estate Fund. Our Advisor is an affiliate of Reit Management and Research LLC. One member of our three member portfolio management team has over 20 years of experience managing investments in the financial services and insurance industries and the other two members of the team have 40 years of combined experience in the real estate industry. We believe that this combined experience of our management team affords us a competitive advantage in evaluating the securities which are issued by F.I.R.E. companies. However, our Advisor has only limited experience in managing a securities business like the Fund. Our Advisor is located at 400 Centre Street, Newton, Massachusetts 02458, and its telephone number is 617-796-8238.

TRUSTEES AND OFFICERS

    The overall management of our business is controlled by our board of trustees. Our board of trustees approves all significant agreements between us and companies providing services to us. Our day to day operations are delegated to our officers and to our Advisor, subject always to our investment objective, restrictions and policies and to the general supervision of our board of trustees. Two of our trustees are the beneficial owners of our Advisor. Some of our officers are also officers of Reit Management and its affiliates. The names and business addresses of our trustees and officers and their principal occupations and other affiliations during the last five years are set forth under "Management of the Fund" in the SAI.

PORTFOLIO MANAGERS

    Our portfolio managers are:

    - JAMES J. MCKELVEY. Mr. McKelvey is one of our Vice Presidents.
      Mr. McKelvey has been employed by our Advisor since April 2004 and is one of our Advisor's Vice Presidents.

      Since June 2004, Mr. McKelvey has been a portfolio manager of RMR Real Estate Fund and RMR Hospitality and Real Estate Fund. Prior to joining our Advisor, Mr. McKelvey was a portfolio manager and senior research officer for John Hancock Funds since 1997. Among other responsibilities at John Hancock Funds, Mr. McKelvey was a senior member of the portfolio management team for John Hancock Financial Industries Fund, John Hancock Regional Bank Fund, John Hancock Bank and Thrift Opportunity Fund, John Hancock Financial Trends Fund, and John Hancock Real Estate Fund.

    - THOMAS M. O'BRIEN. Mr. O'Brien is our President and has been the President and a portfolio manager of RMR Real Estate Fund and RMR Hospitality and Real Estate Fund since their inception in December 2003 and April 2004, respectively. Mr. O'Brien joined Reit Management in April 1996 and has held various positions with Reit Management and companies which it manages since then. He has been President and a Director of our Advisor since its formation.

    - BARRY M. PORTNOY. Mr. Portnoy is one of our trustees and has been a portfolio manager and trustee of RMR Real Estate Fund and RMR Hospitality and Real Estate Fund since their inception. He is also a Managing Trustee of HRPT Properties, Hospitality Properties and Senior Housing and he has held those positions since these companies began business in 1986, 1995 and 1999, respectively. Mr. Portnoy is also a director of Five Star and has held this position since it was spun off from Senior Housing in 2001. He is also a Director and 50% beneficial owner of Reit Management and of our Advisor and a Vice President of our Advisor.

ADVISORY AGREEMENT

    Under our investment management agreement with our Advisor (the "Advisory Agreement"), our Advisor has agreed to provide us with a continuous investment program, to make day to day investment decisions for us and generally to manage our business affairs in accordance with our investment objective and policies, subject to the general supervision of our board of trustees. Our Advisor also provides persons satisfactory to our board of trustees to serve as our officers. Our officers, as well as our other employees and trustees may be directors, trustees, officers or employees of our Advisor and its affiliates.

    Pursuant to the Advisory Agreement, we have agreed to pay our Advisor a management fee for its investment management services computed at the annual rate of 0.85% of our managed assets (which includes assets attributable to fund preferred shares and the principal amount of borrowings), payable monthly. Assuming we issue fund preferred shares in an amount equal to 35% of our managed assets after such issuance of fund preferred shares, the annual fee that we would pay to the Advisor would be 1.30% of net assets attributable to our common shares, I.E., not including amounts attributable to fund preferred shares. For the first five years of our operation, our Advisor has contractually agreed to waive a portion of its management fee equal to 0.25% of our managed assets. Assuming we issue fund preferred shares in an amount equal to 35% of our managed assets, the fee waiver would be equal to 0.38% of our managed assets attributable to our common shares per year. Our Advisor has also agreed to pay all the organizational costs and the expenses of this offering, excluding the sales load, which exceed $0.05 per share for all common shares issued, excluding shares sold, if any, to affiliates, officers and directors of our Advisor.

    In addition to the fee paid to our Advisor, we pay all other costs and expenses of our operations, including, but not limited to, compensation of our trustees (other than those affiliated with our Advisor), custodian, transfer agency and distribution disbursing expenses, rating agency fees, legal fees, costs of independent auditors, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities subsequent to this offering, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, insurance, expenses to maintain and administer our dividend reinvestment plan and taxes, if any.

ADMINISTRATION AGREEMENT

    Our Advisor performs administrative functions for us pursuant to an Administration Agreement. Under the supervision of our Advisor, State Street Bank and Trust Company has been selected as subadministrator to provide us with substantially all of our fund accounting and other administrative services, as more completely described in our SAI. Administrative costs are reimbursed to our Advisor and consist of out of pocket or other incremental expenses, including allocations of costs incurred by us, our Advisor and its affiliates and payments to State Street. The fee paid to State Street is computed on the basis of our managed assets at an annual rate equal to 0.04% of the first $250 million in assets, 0.025% of the next $250 million, 0.015% of the next $250 million and 0.01% of such assets in excess of $750 million, with a minimum fee of $130,000. State Street is paid monthly.

                                NET ASSET VALUE

    Determinations of the net asset value of our common shares are made in accordance with generally accepted accounting principles. We determine the net asset value of our common shares on each day the New York Stock Exchange is open for business, as of the close of the customary trading session (normally
4:00 p.m. eastern time), or any earlier closing time that day. We determine net asset value per common share by dividing the value of our securities, cash and other assets (including interest accrued but not collected) less all of our liabilities (including outstanding borrowings and accrued interest thereon, accrued expenses and distributions payable) and less the liquidation preference of fund preferred shares outstanding, if any, by the total number of common shares outstanding. We value portfolio securities for which market quotations are readily available at market value as indicated by the last sale price on the security's principal market on the date of valuation. If there has been no sale on that day, the securities are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (I.E., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service, when our board of trustees believes the price reflects fair value.

    We value money market investments maturing within 60 days of our purchase date on the amortized cost basis. We value all other securities and assets at their fair value.

    Any of our securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity will be valued at fair value as determined in good faith by or under the supervision of our board of trustees. Also, we may consider available securities pricing to be unreliable if significant market or other events occur. When closing market prices or market quotations are not available or are considered to be unreliable, we value securities by a method our trustees believe accurately reflects fair value. Numerous factors may be considered when determining fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. The effect of using fair value pricing is that our common shares' net asset value will be subject to the judgment of our trustees instead of being determined by the market.

    Depending on the applicable interest rate environment, any swap transaction that we enter into may have either a positive or negative value for purposes of calculating net asset value. Any cap transaction that we enter into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to us under such transactions will be our assets and accrued payments by us will be our liability.

                                 DISTRIBUTIONS

    We intend to make regular monthly distributions to you. We expect to declare our first distribution to you within approximately 45 days, and pay this distribution to you approximately 60 to 90 days, after the date of the initial closing of this offering. The amount of our distributions and our distributions policy will be subject to periodic review and change by our board of trustees based upon our performance, our expected performance and other factors considered from time to time.

    The distributions on a significant portion of the equity securities which we own may be qualified dividend income which is entitled to a 15% tax rate for individuals under the Code. We expect to derive primarily ordinary income from interest we receive on debt securities and from distributions on equity securities of real estate investment trusts. Our income will be reduced by the expenses we incur. The 1940 Act allows us to distribute ordinary income at any time and from time to time. Capital gain or loss may be generated by us when we sell our investments for amounts different than their adjusted tax basis or if any of the distributions we receive from certain investments is classified by the issuer as capital gain income. The 1940 Act generally does not permit us to distribute capital gain income more than once per year unless we obtain exemptive relief from the SEC. Our distributions of capital gains to individuals will be generally taxed at a maximum 15% rate under the Code.

LEVEL RATE DIVIDEND POLICY

    We expect to make distributions to you equal in dollar amount per share each month. This is referred to as a "level rate dividend policy." Because the 1940 Act generally limits our distribution of capital gains to once per year and the Code limits our ability to retain capital gains, a level rate dividend policy may require us to make a distribution of capital gains to you during the last part of a calendar year which is larger than, or in addition, to the amount we expect we could maintain on a regular monthly basis. The Fund does not expect to make "returns of capital" by distributing amounts in excess of its net investment company income and net capital gain income, nor does the Fund expect to withhold a substantial part of its net investment company income and capital gain income under this policy. However, there can be no assurance that the Fund's distributions will equal its net investment company income and capital gain income for any particular period.

MANAGED DIVIDEND POLICY

    An application has been made to the SEC for exemptive relief under the 1940 Act which would allow us to implement a policy referred to as a "managed dividend policy." In effect, a managed dividend policy will allow us to allocate, shortly after the end of each year, portions of each distribution which are to be treated by you as ordinary income, capital gains, or otherwise. If relief is granted by the SEC and we adopt a managed dividend policy, it may have the effect of eliminating or reducing the distribution variability that can be associated with a level rate dividend policy. We believe that such a reduction in variability may make it possible for us to pay regular distributions which are higher than those we might pay under a level dividend policy and that a managed dividend policy will permit a fairer allocation to our shareholders of our periodic distributions among income and capital gains which is more in accord with our shareholders' normal expectations than may be possible under a level dividend policy. There is no guarantee that we will receive an exemptive order which permits a managed dividend policy, or if received that our trustees will implement such a policy.

                           DIVIDEND REINVESTMENT PLAN

    We have adopted a dividend reinvestment plan, or the Plan, which is sometimes referred to as an "opt out plan." You will have all of your cash distributions invested in our common shares automatically unless you elect to receive cash. As part of this Plan, you will also have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter and must be for a minimum of $100 per quarter. Wells Fargo Bank, N.A., as agent for the common shareholders, or, the Plan Agent, will receive your distributions and your additional cash payments under the Cash Purchase Option and either purchase our common shares for your account in the open market or directly from us. If you elect not to participate in the Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by Wells Fargo Bank, N.A. as our paying agent.

    If you decide to participate in the Plan, the number of common shares you will receive will be determined as follows:

    (1) If, on the payment date of the distribution, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the net asset value per common share on that payment date, the Plan Agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares in the open market, on the AMEX or elsewhere, for your account prior to the next ex-dividend date. It is possible that the market price for our common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by us. In the event it appears that the Plan Agent will not be able to complete the open market purchases prior to the next ex-dividend date, we will determine whether to issue the remaining shares at the greater of (i) net asset value per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

    (2) If, on the payment date of the distribution, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, we will issue new shares for your account, at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

    The Plan Agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

    You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, the Plan Agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the Plan Agent will sell your shares in the Plan and send you the proceeds, minus brokerage commissions to be paid by you.

    The Plan Agent's administrative fees will be paid by us. There will be no brokerage commission charged with respect to common shares issued directly by us. Each participant will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases of our shares pursuant to the Plan including the Cash Purchase Option. We may amend or terminate the Plan or the Cash Purchase Option if our board of trustees determines the change is warranted. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to Plan participants.

    Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan rather than paid in cash. The automatic reinvestment of distributions in our common shares will not relieve you of tax obligations arising from your receipt of distributions even though you will not receive any cash.

    All correspondence about the Plan should be directed to Wells Fargo Bank, N.A., at Shareowner Services, P.O. Box 64854, St. Paul, Minnesota 55164-0854.

                             DESCRIPTION OF SHARES

COMMON SHARES

    Our declaration of trust authorizes our issuance of an unlimited number of common shares. Our common shares have a par value of $.001 per share. As of the date of this prospectus, there are 4,000 of our common shares outstanding, held by our Advisor. Our board of trustees may determine to issue additional common shares without shareholder approval. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Our common shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

    If fund preferred shares are outstanding, you, as a common shareholder, will not be entitled to receive any distributions from us unless all accrued and payable distributions on fund preferred shares have been paid, and unless asset coverage, defined in the 1940 Act, with respect to fund preferred shares is at least 200% after giving effect to your distributions. Similarly, if borrowings are outstanding, you, as a common shareholder, will not be entitled to receive any distributions from us unless asset coverage, as defined in the 1940 Act, with respect to outstanding borrowings is at least 300% after giving effect to your distributions.

    We have been approved to list our common shares on the AMEX under the symbol "RFR" subject to notice of issuance. We intend to hold annual meetings of shareholders beginning in 2005.

    Unlike open end funds, closed end funds like us do not continuously offer shares and do not provide daily redemptions. Rather, if you determine to buy additional common shares or sell shares you already hold, you may do so by trading on the exchange through a broker or otherwise. Shares of closed end funds, like us, frequently trade on an exchange at prices lower than net asset value and during some periods trade at prices higher than net asset value. Typically, net asset value of your common shares is lower immediately following an offering due to sales load and offering costs. If and when we issue additional common shares or fund preferred shares, the net asset value of your common shares will be reduced by those underwriting fees and issuance costs.

    The market value of your common shares may be influenced by such factors as relative demand for and supply of our shares in the market, distribution levels (which are affected by income and expenses), portfolio quality, net asset value, general market and economic conditions, and other factors, many of which are beyond our control. We cannot assure you that your common shares will trade at a price equal to or higher than our net asset value. Our common shares are designed primarily for long term investors, and you should not view us as a vehicle for trading purposes.

FUND PREFERRED SHARES

    Our declaration of trust authorizes our issuance of an unlimited number of fund preferred shares, in one or more series, with rights as determined by our board of trustees. Such shares may be issued by action of our board of trustees without your approval. The Fund will bear the costs associated with any issuance of fund preferred shares. As of the date of this prospectus, no preferred shares have been issued.

    Any offering of fund preferred shares will be subject to market conditions, our receipt of a credit rating from Moody's, S&P or Fitch at levels our board of trustees determines appropriate to effectively sell the fund preferred shares and to their continued belief that leveraging our capital structure through the issuance of fund preferred shares will benefit our shareholders. Although the terms of our fund preferred shares will be determined by our board of trustees (subject to applicable law and our declaration of trust), based upon present market conditions, we expect fund preferred shares which are issued may require cumulative distributions at rates determined over relatively short periods (such as 7 or 28 days) and that this distribution rate will periodically be redetermined through an auction or remarketing procedure. Based upon our understanding of the present market for fund preferred shares issued by investment companies similar to us, we estimate that the preference on distribution, liquidation preference, voting rights and redemption provisions of our fund preferred shares would likely be as stated below:

    DISTRIBUTION PREFERENCE. Our fund preferred shares will have complete priority over our common shares regarding distributions. No distributions to our common shareholders will be permitted unless distributions to our fund preferred shareholders are current.

    LIQUIDATION PREFERENCE. In the event of our voluntary or involuntary liquidation, dissolution or the winding up of our affairs, holders of our fund preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid distributions thereon, whether or not declared) before any distribution of assets is made to you as a common shareholder.

    VOTING RIGHTS. Our fund preferred shares may be required to have equal voting rights with you, as a common shareholder. Except as otherwise indicated in this prospectus or the SAI and except as otherwise required by applicable law, holders of our fund preferred shares will vote together as a single class with you and our other common shareholders.

    We expect that holders of our fund preferred shares, voting as a separate class, will be entitled to elect at least two but less than a majority of our trustees. The remaining trustees will be elected by our common shareholders, as well as holders of our fund preferred shares, voting together as a single class. In the event that two full years of accrued distributions are unpaid on our fund preferred shares, the holders of all outstanding fund preferred shares, voting as a separate class, will be entitled to elect a majority of our trustees until all distributions in arrears have been paid or declared and set apart for payment. In order for us to take certain actions or enter into certain transactions, a separate class vote of holders of our fund preferred shares may be required, in addition to the combined class vote of the holders of our fund preferred shares and our common shares.

    REDEMPTION, REPURCHASE AND SALE OF FUND PREFERRED SHARES. The terms of our fund preferred shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated distributions. The terms may also state that we may tender for or repurchase fund preferred shares.

    OTHER TERMS FOR FUND PREFERRED SHARES. The foregoing description of fund preferred shares is based upon what we believe to be current market terms. However, if market conditions change, we may decide to issue fund preferred shares on materially different terms. Our issuance of fund preferred shares will also be restricted by certain provisions of the 1940 Act. See "Use of Leverage" and "Risk Factors--Leverage Risks."

                                   BORROWINGS

    Our declaration of trust authorizes us, without prior approval of our shareholders, to borrow money. We may issue notes or other evidence of indebtedness including bank borrowings or commercial paper, and may secure any such borrowings by mortgaging, pledging or otherwise subjecting any or all of our assets as security. Our declaration of trust authorizes our board of trustees to pledge any or all of our assets to secure our borrowings without shareholder approval. In connection with such borrowing, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fees to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

    LIMITATIONS. Borrowings by us are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements we enter into related to borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See "Use of Leverage."

    DISTRIBUTION PREFERENCE. A lender's rights to receive interest on, and repayment of, principal of borrowings will be senior to your rights as a shareholder. The terms of our borrowings may contain provisions which limit our activities, including the payment of distributions to common shareholders, in some circumstances. See "Risk Factors--Leverage Risks."

    VOTING RIGHTS. In certain circumstances, the 1940 Act grants our lenders voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair our status as a regulated investment company under the Code, we, subject to our ability to liquidate our assets, intend to repay our borrowings.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

    Under Massachusetts law, you, as a shareholder of a Massachusetts business trust, are entitled to the same limitations of liability as shareholders of private, for profit corporations. There is a remote possibility, however, that you could, under certain circumstances, be held liable for our obligations to the extent the courts of another state refused to recognize such limited liability in a controversy involving our obligations. Our declaration of trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument that we or our trustees enter. Our declaration of trust provides for indemnification out of our property of any shareholder held liable on account of being or having been our shareholder. Thus, your risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize Massachusetts law concerning limited liability of shareholders of a Massachusetts business trust, the complaining party is held not to be bound by our disclaimer and we are unable to meet our indemnification obligations.

    Our declaration of trust contains provisions that could limit the ability of other entities or persons to acquire control of us or to convert us to an open end fund, including, but not limited to, the following:

    - Our board of trustees is divided into three classes having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the terms of only one class of trustees expires and new trustees are elected for terms of three years. This provision of our declaration of trust could delay for up to two years the replacement of a majority of our board of trustees.

    - The number of our trustees is currently five. However, our board of trustees may increase the number of trustees. Vacancies on our board of trustees, including vacancies caused by an expansion in our board of trustees, may be filled by a majority action of our trustees then in office. These provisions of our declaration of trust may prevent a change in the majority of our board of trustees for longer than two years.

    - Our trustees may only be removed from office for cause and by a vote of 75% of our shareholders, which are entitled to vote for election of such trustee.

    - Our declaration of trust contains provisions which restrict any one person or group of persons from owning more than 9.8% of our common shares by vote or by value.

    - The affirmative vote of 75% of our board of trustees and of 75% of each class of our shareholders entitled to vote on the matter is required to convert the Fund from a closed end to an open end investment company.

    - Except as otherwise provided in this prospectus, the following actions require the affirmative vote or consent of at least a majority of the trustees then in office and of at least 75% of our shareholders:

       - the merger, consolidation, reorganization or recapitalization of the Fund to combine the Fund with another entity;

       - the sale, lease or transfer of all or substantially all of our assets;
         or

       - the liquidation or termination of the Fund; and

       provided, further, if any of the foregoing actions are approved by 75% of our board of trustees then in office, then the shareholders vote required to accomplish these actions shall be eliminated unless such a vote is required by applicable law, and if applicable law requires shareholder approval, the vote required will be the higher of (i) a majority of the voting shareholders or (ii) the least amount permitted by applicable law.

    - Notwithstanding the above, only a majority vote of our board of trustees then in office is required to encumber, pledge or secure any or all our assets in connection with our use of leverage.

    - The provisions of our declaration of trust, including those described above, may only be amended by the affirmative vote of a majority of our board of trustees then in office and 75% of all our shareholders; provided, however, that only a majority vote of our board of trustees is required to change the domicile of our existence without changing the substance of our declaration of trust; and, provided, further, that if the amendment is approved by 75% of our board of trustees then in office no shareholder approval will be required unless such a vote is required by applicable law, and if applicable law requires shareholder approval, the vote required will be the higher of (i) a majority of the voting shareholders or (ii) the least amount permitted by applicable law.

    - Our declaration of trust contains provisions which generally prevent shareholder nominations of trustees from being considered at shareholder annual meetings unless specified or requested information is provided and we receive notice of these matters at least 90 and not more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Shareholder nominations must also be made in compliance with other requirements for shareholder nominations set forth in our declaration of trust and bylaws. Shareholder nominations that meet the requirements of our declaration of trust will not be included in our proxy for an annual meeting unless those nominations are also supported by our board of trustees, but they may be considered at the annual meeting whether or not they are supported by our board of trustees.

    - Our declaration of trust and bylaws permit shareholder meetings to be called only by our board of trustees, subject to the provisions of applicable law.

    The votes required to approve our conversion from a closed end to an open end investment company or to approve transactions constituting a plan of reorganization are higher than those required by the 1940 Act.

    The provisions of our declaration of trust described above could have the effect of depriving you, as a common shareholder, of opportunities to sell your shares at a premium over the then current market price of the common shares. These provisions may prevent a third party from obtaining control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of us to negotiate with our management and board of trustees regarding the price to be paid and facilitating the continuity of our investment objective and policies.

    There are other provisions of our declaration of trust and bylaws which may prevent a change of control or which you may believe are not in your best interests as a shareholder. You should read our declaration of trust and bylaws on file with the SEC for the full text of these provisions.

                           REPURCHASE OF FUND SHARES

    We are a closed end investment company and as such you will not have the right to cause us to redeem your shares. Instead, liquidity will be provided through trading in the open market. We may repurchase common shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder, but we are under no obligation to do so.

                                  TAX MATTERS

    The following brief discussion of federal income tax matters assumes you are a U.S. shareholder and that you hold your shares as a capital asset. More information concerning the federal income tax consequences of acquiring, owning and disposing of our shares is included in the SAI.

    We intend to be qualified under the regulated investment company ("RIC") provisions of the Code, although we cannot give complete assurance that we will so qualify. A RIC must generally derive at least 90% of its gross income from investment activities and own a sufficiently diversified portfolio of securities. More information concerning our qualification and taxation as a RIC is included in the SAI.

    Distributions paid to you out of our "investment company taxable income" will generally be taxable to you as ordinary income to the extent of allocable earnings and profits. Distributions of net capital gain (the excess of net long term capital gain over net short term capital loss), if any, are taxable to you as long term capital gain, regardless of how long you have held your shares. We intend to distribute to our shareholders substantially all of our "investment company taxable income," as well as our net capital gain. A distribution of an amount in excess of allocable earnings and profits is treated as a nontaxable return of capital to the extent of your tax basis in your shares and reduces that basis, and any such distributions in excess of your basis are treated as if they were gains from a sale of your shares. This tax treatment of dividends and distributions will apply whether the amounts were paid to you in cash or reinvested in additional shares.

    A distribution will be treated as paid to you in the current calendar year if it is declared by us in and has a record date before the end of December of the current year and is paid by January 31 of the following year. Each year, we will notify you of the tax status of dividends and other distributions which we have paid.

    If you sell your shares, you may realize a capital gain or loss, which will be long term or short term generally depending on your holding period for the shares.

    We may be required to withhold U.S. federal income tax, currently at the rate of 28%, from distributions payable to you if:

    - you fail to provide us with your correct taxpayer identification number;

    - you fail to make required certifications; or

    - you have been notified by the IRS that you are subject to backup withholding.

    The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduced the maximum federal income tax rate to 15% on net capital gain recognized by individuals and "qualified dividend income" individuals receive from certain domestic and foreign corporations, provided certain holding period and other requirements are met, sometimes referred to as QDI. If we make distributions of net capital gain, you will generally be eligible for the reduced rate. The reduced rate will also apply to capital gains recognized by individuals who sell common shares that they have held for more than one year. The reduced rate does not apply to short term capital gains. Under the act, the reduced rate will cease to apply for taxable years beginning after December 31, 2008. Because we expect that some of our investments will be in dividend paying common and preferred shares of F.I.R.E. companies eligible to pay QDI, our distributions to you attributable to QDI received by us from these investments will also generally be eligible for treatment as QDI. Similarly, our distributions of net capital gains will generally be eligible for the reduced 15% federal tax rate. The distributions we make to you attributable to our investments in pass-through entities like real estate investment trusts generally will not qualify as QDI. Rather, the classification of our distributions attributable to these investments will be determined by the classification of the distributions we receive from these investments as ordinary income, long term capital gains, unrecaptured Section 1250 gains from the sale of real property or nontaxable returns of capital. Other income distributed by us will generally be taxed at ordinary income rates. After a calendar year end some pass through entities change the classification of the distributions they have made during that year, which might result at that time in our also having to reclassify some of the distributions we made to you. These changes would be reflected in a Form 1099, together with other tax information. You should consult with your tax advisor to determine the consequences of these tax laws.

    Our distributions to you may also be subject to state and local taxes. You should consult with your tax advisor regarding your particular tax consequences of investing in the Fund.

                                  UNDERWRITING

    We intend to offer the shares through the underwriters named below. RBC Capital Markets Corporation is acting as representative of the underwriters. Subject to the terms and conditions described in an underwriting agreement among us and the underwriters, we have agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from us, the number of shares listed opposite their names below.

                                                              NUMBER OF
UNDERWRITER                                                    SHARES
-----------                                                   ---------
RBC Capital Markets Corporation.............................    270,000
A.G. Edwards & Sons, Inc....................................    170,000
Legg Mason Wood Walker, Incorporated........................    190,000
Advest, Inc.................................................     93,000
BB&T Capital Markets, a division of Scott & Stringfellow,
  Inc.......................................................     14,000
Ferris, Baker Watts, Incorporated...........................    210,000
KeyBanc Capital Markets, a division of McDonald Investments
  Inc.......................................................     70,000
Stifel, Nicolaus & Company, Incorporated....................    125,000
SunTrust Capital Markets, Inc...............................     38,000
Ladenburg Thalmann & Co. Inc................................     35,000
Dominick & Dominick LLC.....................................      5,000
HarrisDIRECT, Inc...........................................      5,000
Huntleigh Securities Corporation............................      5,000
Johnston, Lemon & Co. Incorporated..........................      5,000
Maxim Group LLC.............................................      5,000
Mesirow Financial, Inc......................................      5,000
Morgan Keegan & Company, Inc................................      5,000
NatCity Investments Inc.....................................      5,000
Newbridge Securities Inc....................................      5,000
Robert W. Baird & Co. Incorporated..........................      5,000
Southwest Securities, Inc...................................      5,000
Stephens Inc................................................      5,000
Wedbush Morgan Securities Inc...............................      5,000
                                                              ---------
  Total.....................................................  1,280,000

    The underwriters have agreed to purchase all of the shares sold under the underwriting agreement if any of these shares are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated.

    We have agreed to indemnify the underwriters and their controlling persons against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

    The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers' certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

    Two of our Trustees, who are affiliates of our Advisor, have agreed to purchase an aggregate of 200,000 shares (representing 13.5% of the shares to be sold in this offering) at, and the Fund will receive, the full offering price of $25 per share; the Fund will not pay any discount or sales load related to these shares or bear any additional offering costs.

SALES LOAD AND EXPENSES

    The underwriters' representative has advised us that the underwriters propose initially to offer the shares to the public at the public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $0.75 per share. The total sales load of $1.125 per share is equal to 4.5% of the initial offering price and will be paid by you. The underwriters may allow, and the dealers may reallow, a discount not in excess of $0.10 per share to other dealers. After the offering, the public offering price, concession, discount and other selling terms may be changed.

    The following table shows the public offering price, sales load and proceeds before our expenses. The information assumes either no exercise or full exercise by the underwriters of their over allotment option to purchase additional shares and excludes 200,000 shares to be sold to affiliates of our Advisor for which no sales load or expenses will be paid.

                                                           PER SHARE   WITHOUT OPTION   WITH OPTION
                                                           ---------   --------------   -----------
Public offering price....................................   $25.00       $32,000,000    $36,800,000
Sales load...............................................   $1.125       $ 1,440,000    $ 1,656,000
Expenses paid by us......................................   $0.05        $    64,000    $    73,600
Proceeds to us...........................................   $23.825      $30,496,000    $35,070,400

    Our Advisor will pay in connection with this offering all of the organizational costs and the offering expenses, excluding the sales load, which exceed $0.05 per common share issued in this offering to persons other than affiliates, officers and directors of the Advisor.

ADDITIONAL UNDERWRITING COMPENSATION

    Our Advisor, and not the Fund, has agreed to pay to RBC Capital Markets Corporation a fee equal to, in the aggregate, 0.15% of the Fund's managed assets, net of managed assets attributable to sales of shares to affiliates of our Advisor in this offering. This fee will be paid quarterly in arrears during the term of the advisory contract, and any renewal thereafter, with the Advisor. The aggregate fees paid during the term of the contract plus any reimbursement of legal expenses of the underwriters will not exceed 4.5% (the additional compensation will not exceed 4.4% and expenses reimbursed will not exceed 0.1%) of the total price of the common shares in this offering, excluding common shares sold in this offering to affiliates, officers and directors of the Advisor. Such amounts plus the sales load will not exceed 9% of the total price of the common shares in this offering, excluding common shares sold in this offering to affiliates, officers and directors of the Advisor.

OVER ALLOTMENT OPTION

    We have granted an option to the underwriters to purchase up to 192,000 additional shares at the public offering price less the underwriting discount. The underwriters may exercise this option for 45 days from the date of this prospectus solely to cover any over allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

NO SALES OF SIMILAR SECURITIES

    We and our Advisor have agreed that, for a period of 90 days from the date of this prospectus, we will not, without the prior written consent of RBC Capital Markets Corporation on behalf of the underwriters, dispose of any of our common shares or any securities convertible into or exchangeable for our common shares. RBC Capital Markets Corporation, in its sole discretion, may release any of the securities subject to these agreements at any time without notice. Prior to this offering there has been no public market for our common shares. Consequently, the initial public offering price for our common shares was determined by negotiation among us, our Advisor and the representative of the underwriters. There can be no assurance, however, that the price at which the common shares will sell in the public market after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in our common shares will develop and continue after this offering.

AMERICAN STOCK EXCHANGE LISTING

    We have been approved to list our shares on the AMEX under the symbol "RFR" subject to notice of issuance. In connection with the requirements for listing our common shares on the AMEX, the underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 common shares.

PRICE STABILIZATION AND SHORT POSITIONS

    Until the distribution of the shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common shares. However, the representative may engage in transactions that stabilize the price of our common shares, such as bids or purchases to peg, fix or maintain that price.

    If the underwriters create a short position in our common shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the over allotment option described above. Purchases of our common shares to stabilize its price or to reduce a short position may cause the price of our common shares to be higher than it might be in the absence of such purchases.

    Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common shares. In addition, neither we nor any of the underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

OTHER RELATIONSHIPS

    We anticipate that from time to time some of the underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters. The representative of the underwriters or certain other underwriters may also act as underwriters of our fund preferred shares or our debt securities or as lenders or provide other services to us.

    Some of the underwriters and their affiliates have provided and may in the future provide various investment banking and financial advisory services from time to time to affiliates of the Advisor.

    Prior to the public offering of our common shares, our Advisor has purchased 4,000 common shares from us for a purchase price of $25 each to satisfy the net worth requirements of Section 14(a) of the 1940 Act.

BUSINESS ADDRESS OF REPRESENTATIVE

    The principal business address of RBC Capital Markets Corporation is One Liberty Plaza, 165 Broadway, New York, NY 10006-1404.

                          CUSTODIAN AND TRANSFER AGENT

    Our custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Our custodian performs custodial, fund accounting and portfolio accounting services for us. Our Transfer Agent is Wells Fargo Bank, N.A., Shareowner Services, P.O. Box 64854, St. Paul, Minnesota 55164-0854.

                                 LEGAL MATTERS

    Certain legal matters in connection with our common shares will be passed upon for us by Sullivan & Worcester LLP. Sullivan & Worcester LLP also acts as legal counsel to our Advisor, Reit Management and their affiliates. Barry M. Portnoy, one of our trustees and a director and 50% owner of our Advisor is a former chairman of Sullivan & Worcester LLP.

    Certain legal matters will be passed upon for the underwriters by Goodwin Procter LLP.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                PAGE
                                                              --------
General Information.........................................      2
Additional Information About Investment Policies and
  Restrictions..............................................      2
Management of the Fund......................................      7
Compensation of Trustees....................................     14
Administrative Services.....................................     14
Portfolio Transactions and Brokerage........................     16
Determination of Net Asset Value............................     17
Tax Matters.................................................     17
Performance Information.....................................     23
Experts.....................................................     24
Additional Information......................................     24
Financial Statement.........................................     25

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                1,480,000 SHARES

                                     [LOGO]

                                 COMMON SHARES

                                ----------------
                             PRICE $25.00 PER SHARE
                            ------------------------

                               RMR F .I.R.E. Fund
                                    -------

        RBC Capital Markets

A.G. Edwards              Legg Mason
                         Wood Walker
                       Incorporated

Advest, Inc.            BB&T Capital
                             Markets

Ferris, Baker Watts          KeyBanc
                             Capital
                             Markets
       Incorporated

Stifel, Nicolaus &          SunTrust
Company                     Robinson
                            Humphrey
           Incorporated

   Ladenburg Thalmann & Co. Inc.

                               ------------------
                                   PROSPECTUS
                               ------------------

                               NOVEMBER 22, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION



                                RMR F.I.R.E. FUND
                 400 CENTRE STREET, NEWTON, MASSACHUSETTS 02458
                                 (617) 332-9530


THIS STATEMENT OF ADDITIONAL INFORMATION, OR SAI, IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF RMR F.I.R.E. FUND, DATED NOVEMBER 22, 2004, AS SUPPLEMENTED FROM TIME TO TIME. THIS SAI IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE SAI AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING TO US OR CALLING US AT THE ADDRESS OR TELEPHONE NUMBER SHOWN ABOVE. YOU MAY ALSO OBTAIN A COPY OF OUR PROSPECTUS AND SAI ON THE SEC'S WEBSITE (HTTP://WWW.SEC.GOV).

THIS SAI IS DATED NOVEMBER 22, 2004.

                                TABLE OF CONTENTS


                                                                          PAGE
General Information.......................................................   2
Additional Information About Investment Policies
  and Restrictions........................................................   2
Management of the Fund....................................................   7
Compensation of Trustees..................................................  14
Administrative Services...................................................  14
Portfolio Transactions and Brokerage......................................  16
Determination of Net Asset Value..........................................  17
Tax Matters...............................................................  17
Performance Information...................................................  23
Experts  .................................................................  24
Additional Information....................................................  24
Financial Statement.......................................................  25



                               GENERAL INFORMATION

RMR F.I.R.E. Fund ("we", "us" or the "Fund") is a newly organized, non-diversified, closed end management investment company organized as a Massachusetts business trust. The information contained in this SAI supplements our prospectus. Terms used but not defined in this SAI have the same meaning as in the prospectus. You should not invest in our shares before first reading our prospectus.

     ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND RESTRICTIONS

Our material investment objective, restrictions, policies and techniques are described in our prospectus. We have also adopted other policies and investment restrictions, as described below. Except as specifically stated, our investment policies, restrictions and techniques are not fundamental and may be changed by our board of trustees without the approval of the shareholders. Our investment objective is a fundamental policy and cannot be changed without a vote of our shareholders.

U.S. GOVERNMENT OBLIGATIONS

We may periodically invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their face value, and may exhibit greater price volatility than interest bearing securities since investors receive no payment until maturity. U.S. Government agencies and instrumentalities include entities having varying levels of support from the U.S. Treasury; sometimes these entities are: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right to borrow from the Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iv) supported only by the credit of the instrumentality chartered by the U.S. Government.

CASH RESERVES

Cash reserves may be held for defensive reasons or to provide sufficient flexibility to take advantage of new opportunities for investments and for other reasons, and may be invested in money market instruments.

Money market instruments in which we may invest include U.S. Government obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated investment grade by any one nationally recognized rating agency, such as Moody's, S&P or Fitch, certificates of deposit or bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

REPURCHASE AGREEMENTS

To invest temporarily available cash, we may enter into repurchase agreements. A repurchase agreement requires us to purchase securities subject to our simultaneous agreement to resell and redeliver these securities to a counterparty, who agrees to buy the securities from us at a fixed price and future time. Repurchase agreements may be considered loans to the counterparty, collateralized by the underlying securities. If we enter into a repurchase agreement, our Advisor will evaluate and monitor the creditworthiness of the vendor. The principal risk to the Fund in investing in repurchase agreements is the inability of the counterparty to pay the agreed upon sum on the repurchase date; in the event of a default, the repurchase agreement provides us the right to sell the underlying collateral. If the value of the collateral declines after we enter a repurchase agreement, or if the seller defaults, we could incur a loss of both principal and interest. Our Advisor monitors the value of the repurchase agreement collateral in an effort to determine that the value of the collateral at least equals the agreed upon repurchase price to be paid to us. Our right to sell the repurchase agreement collateral after a counterparty default could be delayed or impaired in the event of bankruptcy of the counterparty.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

We may contract for the purchase or sale with future delivery ("futures contracts") of securities, aggregates of debt securities and financial indices, and options thereon in connection with our hedging and other risk management strategies. We will enter futures contracts only for bona fide hedging, risk management and other appropriate portfolio management purposes. Our futures contracts, if any, will be in accord with the rules and regulations of the Commodity Futures Trading Commission.

The principal risks to the Fund relating to the use of futures contracts principally arise from changes in the market value of the securities or instruments underlying the futures contract, possible lack of a liquid market for closing out or selling a futures contract position and the possibility that a futures contract will give rise to an obligation of the Fund to meet margin, collateral or other payment requirements.

FOREIGN SECURITIES

We have no present intention to invest a significant portion of our managed assets in securities denominated in currencies other than the U.S. dollar or in U.S. dollar denominated securities issued by non-U.S. entities, but we may determine to do so at any time and from time to time without limitation. These securities may subject us to additional investment risks which may not be present in U.S. dollar denominated securities issued by U.S. entities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their value. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in foreign securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding or income taxes on dividends, interest or capital gains, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. Foreign stock markets usually have substantially less volume than U.S. markets and the Fund's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to the Fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher for foreign securities than for securities traded in the U.S. Consequently, our overall expense ratio may increase if we invest in foreign securities.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

ZERO COUPON SECURITIES

We may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer.

Zero coupon securities are required to be redeemed by the issuer at face value at maturity. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income by us as it accrues prior to the receipt of any actual payments. Because we must distribute substantially all of our investment company taxable income (including accrued original issue discount) to our shareholders each year for federal income and excise tax purposes, we may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or to increase our use of leverage, to satisfy our distribution requirements.

The market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically. The market prices of zero coupon securities respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

BUSINESS LOANS

Although we have no present intention to do so, we may invest up to 10% of our managed assets in loans extended to businesses by banks or other financial institutions. If we purchase a loan or a participation in a loan, we acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. We may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by us may involve revolving credit facilities or other standby financing commitments which obligate us to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, we may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

ILLIQUID SECURITIES

We may invest up to 25% of our managed assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits and certain restricted securities not deemed by the Fund's Board of Trustees to be liquid. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by our Advisor to be illiquid or not readily marketable and, therefore, are not subject to this limit. Our inability to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair our ability to raise cash for investment or other purposes. The liquidity of securities purchased by us which are eligible for resale pursuant to Rule 144A will be monitored by our Advisor on an ongoing basis, subject to the oversight of the Trustees.

PORTFOLIO TURNOVER RATE

Our turnover rate is calculated by dividing the proceeds from our sales of securities (or the cost of those securities, if lower) that are equities or that had an original maturity or expiration date of more than one year at the time of acquisition during a year by the average month end value of all of our investments during that year that also were equities or had an original maturity or expiration date of more than one year at the time of acquisition. Under normal conditions, we do not intend to engage in trading activities for the purpose of realizing short term gains. Rather, we intend to purchase and sell securities to accomplish our investment objective and in consideration of our then current view of prevailing or anticipated market and other conditions that we believe may impact the value of those securities. For example, we may sell portfolio assets in anticipation of changes in interest rates generally, or in anticipation of changes in the business or prospects for a specific issuer of securities. Higher turnover rates generally will result in increased transaction costs. Transaction costs reduce net asset value. Although there can be no assurance in this matter, we do not expect that our turnover rate under normal market conditions and after the initial investment period following this offering will be greater than 100%.

SHORT SALES

We may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, we own at least an equal amount of the securities sold short or own preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by us to, for example, lock in a sale price for a security we do not wish to sell immediately.

We may also make short sales of a security we do not own, in anticipation of a decline in the market value of that security. To complete such a transaction, we must borrow the security to make delivery to the buyer. We are then obligated to replace the borrowed security at a future date. The price at such time may be more or less than the price at which we sold the security. Until the borrowed security is replaced, we are required to pay the security's owner any dividends or interest which are paid or accrued during the period of the loan. To borrow the security, we also may be required to pay a premium. Until we replace a borrowed security, we may segregate cash or other liquid assets with our custodian at such a level that (i) the amount segregated plus any amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus any amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. We will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which we replace the borrowed security. We will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest we may be required to pay in connection with a short sale. No more than one third of our managed assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

INVESTMENT RESTRICTIONS

We have adopted investment restrictions limiting our activities. Specifically, we:

1. will not issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits of the 1940 Act; or pledge our assets other than to secure such issuances or borrowings or in connection with permitted investment strategies;

2. will not borrow in excess of 33 1/3% of our total assets (including the amount of borrowings) minus liabilities (other than the amount of borrowings), except that we may borrow up to an additional 5% of our total assets for temporary purposes;

3. will not act as an underwriter of securities issued by other persons, except insofar as we may be deemed an underwriter in connection with the disposition of securities;

4. will not purchase or sell real estate, except that we may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or such interests and we may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of our ownership of such securities;

5. will not purchase or sell commodities or commodities contracts but we may purchase or sell financial contracts including, but not limited to, interest rate or currency hedges;

6. will not originate loans to other persons except by the lending of our securities, through the use of repurchase agreements and by the purchase of debt securities;

7. will make investments that will result in concentration (25% or more of the value of our investments) in the securities of issuers primarily engaged in a F.I.R.E. (financial services, insurance, or real estate) industry and not in any other industries, provided, however, this does not limit our investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments;

8. will invest, under normal market conditions, at least 80% of the value of our managed assets in securities issued by companies in a F.I.R.E. (financial services, insurance or real estate) industry unless we provide our shareholders with at least 60 days' prior written notice in compliance with SEC rules;

9. will not invest in puts, calls, straddles, spreads or any combination thereof, representing more than 10% of our managed assets;

10. will not enter into short sales representing more than 5% of our managed assets; and

11. will not invest in oil, gas or other mineral exploration programs, development programs or leases, except that we may purchase securities of companies engaging in whole or in part in such activities.

Policies numbered 1 through 7, above, are fundamental policies of ours. A fundamental policy may not be changed without the vote of a majority of our outstanding voting securities, as defined under the 1940 Act. Unless the definition is changed by amendment to the 1940 Act, "majority of the outstanding voting securities" means the lesser of (1) 67% or more of the shares present at a meeting of our shareholders, if the holders of more than 50% of our outstanding shares are present or represented by proxy, or (2) more than 50% of our outstanding shares. Our non-fundamental policies may be changed by vote of a majority of our board of trustees.


                             MANAGEMENT OF THE FUND


The overall management of our business and affairs is the responsibility of our board of trustees. Our board of trustees is classified with respect to trustees terms into three classes -- Class I, Class II and Class III -- with the trustees in each Class to hold office until their successors are elected and qualified. Each member of our board of trustees in Class I will hold office until the annual meeting of shareholders in 2005, each member of the board of trustees in Class II will hold office until the annual meeting of shareholders in 2006, and each member of the board of trustees in Class III will hold office until the annual meeting of shareholders in 2007. At each annual meeting of the shareholders, the successors to the class of trustees whose term expires at that meeting will be elected to hold office for a term expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The terms of our trustees are staggered, but election of our trustees is non-cumulative.

Holders of a plurality of our common shares and our fund preferred shares, voting together, will elect trustees to fill the vacancies of trustees whose term expires at each annual meeting of shareholders. While fund preferred shares are outstanding, fund preferred shareholders will also be entitled to elect two trustees. Fund preferred shareholders will be entitled to elect a majority of our trustees under certain circumstances.

Our trustees will meet periodically throughout the year to oversee our activities reviewing, among other things, our performance and the contractual engagements with our various service providers. Management of our day to day operations is delegated to our officers and our Advisor, subject always to our investment objectives and policies and to the general supervision of our board of trustees.

TRUSTEES AND OFFICERS

Our trustees and officers, their ages, and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 400 Centre Street, Newton, Massachusetts 02458. Each trustee who is deemed an "interested person" as defined in the 1940 Act is indicated by an asterisk. Each trustee who is not an "interested person" as defined in the 1940 Act is referred to as a "disinterested trustee."

                          POSITION(S)                                                                             NUMBER OF
                           HELD WITH                                                                              PORTFOLIOS
                           FUND AND                                                                               IN FUND
                           TERM OF                                                                                COMPLEX
                          OFFICE AND                              PRINCIPAL OCCUPATION(S)                         OVERSEEN
  NAME, ADDRESS            LENGTH OF                              DURING PAST 5 YEARS AND                            BY
     (AGE)                TIME SERVED                       OTHER DIRECTORSHIPS HELD BY TRUSTEE                    TRUSTEE
--------------------   -----------------   ------------------------------------------------------------------   -------------
INTERESTED
TRUSTEES

Barry M. Portnoy *       Class III         Chairman of Reit Management & Research LLC - 1986 to present;               3
(59)                     Trustee to        Director and Vice President of our Advisor - July 2002 to
                         serve until        present;
                         2007.             Managing Director of Five Star. - 2001 to present;
                         August 2004       Managing Trustee of Senior Housing- 1999 to present;
                         to present.       Managing Trustee of Hospitality Properties- 1995 to present;
                                           Managing Trustee of HRPT Properties - 1986 to present.


Gerard M. Martin *       Class II          Director of Reit Management - 1986 to present;                              3
(70)                     Trustee to        Director and Vice President of our Advisor - July 2002 to present;
                         serve until       Managing Director of Five Star - 2001 to present;
                         2006.             Managing Trustee of Senior Housing- 1999 to present;
                         August 2004 to    Managing Trustee of Hospitality Properties - 1995 to present;
                         present.          Managing Trustee of HRPT Properties - 1986 to present.


DISINTERESTED
TRUSTEES

Frank J.                 Class II          Partner in the Boston law firm of Sherin and Lodgen LLP;                    3
Bailey                   Trustee           Trustee of Hospitality Properties Trust - 2003 to present;
(48)                     to serve          Trustee of Senior Housing Properties Trust - 2002 to present.
                         until 2006.
                         September
                         2004 to
                         present.

Arthur G.                Class III         President and Chief Executive Officer of Gainesborough                      3
Koumantzelis             Trustee to         Investments LLC - June 1998 to present;
(73)                     serve until       Trustee of Hospitality Properties Trust - 1995 to present;
                         2007.             Director of Five Star Quality Care, Inc. - 2001 to present;
                         September         Trustee of Senior Housing Properties Trust - 1999 to 2003.
                         2004 to
                         present.

                          POSITION(S)                                                                             NUMBER OF
                           HELD WITH                                                                              PORTFOLIOS
                           FUND AND                                                                               IN FUND
                           TERM OF                                                                                COMPLEX
                          OFFICE AND                              PRINCIPAL OCCUPATION(S)                         OVERSEEN
  NAME, ADDRESS            LENGTH OF                              DURING PAST 5 YEARS AND                            BY
     (AGE)                TIME SERVED                       OTHER DIRECTORSHIPS HELD BY TRUSTEE                    TRUSTEE
--------------------   -----------------   ------------------------------------------------------------------   -------------

John L.                Class I             Executive Director and trustee of the Yawkey Foundation (a                  3
Harrington             Trustee to           charitable trust) and a trustee of the JRY Trust (a charitable
(67)                   serve until          trust) - 1982 to present;
                       2005.               Chief Executive Officer of the Boston Red Sox Baseball Club - 1982
                       September            to 2002;
                       2004 to             Trustee of Hospitality Properties Trust - 1995 to present;
                       present.            Director of Five Star Quality Care, Inc. - 2001 to January 2004;
                                           Trustee of Senior Housing Properties Trust - 1999 to present.



The SEC has recently promulgated rules which, when effective, are likely to result in board member changes or additions so that at least 75% of our trustees will not be "interested persons" as defined under the 1940 Act.


--------------

* Indicates a trustee who is an "interested person" of the Fund as defined by the 1940 Act by virtue of control of our Advisor.

EXECUTIVE OFFICERS


Thomas M. O'Brien     President.         President and Director of our Advisor - July 2002 to present;
(38)                  August 2004        President of RMR Real Estate Fund - July 2002 to present;
                      to present.        President of RMR Hospitality and Real Estate Fund - January 2004
                                          to present;
                                         Vice President of Reit Management - April 1996 to present;
                                         Treasurer and Chief Financial Officer, Hospitality Properties-
                                          April 1996 to October 2002;
                                         Executive Vice President, Hospitality Properties - October 2002
                                          to December 2003.

Mark L. Kleifges      Treasurer.         Vice President of Reit Management - 2002 to present;
 (44)                 August 2004 to     Treasurer of RMR Real Estate Fund - November 2003 to present;
                      present.           Treasurer  of RMR  Hospitality  and Real  Estate  Fund - January
                                          2004 to present;
                                         Vice President of our Advisor - December 2003 to September 2004;
                                         Treasurer of our Advisor - September 2004 to present;
                                         Treasurer and Chief Financial Officer,  Hospitality Properties -
                                          2002 to present;
                                         Partner, Arthur Andersen LLP - 1993-2002.

Jennifer B. Clark     Secretary.         Vice President of Reit Management - 1999 to present;
(43)                  August 2004 to     Secretary of RMR Real Estate Fund and Clerk of our Advisor -
                      present.            July 2002 to present;
                                         Secretary  of RMR  Hospitality  and Real  Estate  Fund - January
                                          2004 to present;
                                         Vice President of HRPT Properties - 1999 to present;
                                         Partner, Sullivan & Worcester LLP - 1997 to 1999.

James J. McKelvey     Vice President.    Vice President of our Advisor - July 2004 to present;
(45)                  August 2004        Vice President of RMR Real Estate Fund and RMR Hospitality and Real
                      to present.         Estate Fund - July 2004 to present;
                                         Portfolio Manager of RMR Real Estate Fund and RMR Hospitality and Real
                                          Estate Fund - June 2004 to present;
                                         Portfolio Manager and Senior Research Officer for John Hancock Funds --
                                          May 1997 to April 2004.

John C. Popeo         Vice President.    Treasurer of Reit Management - 1997 to present;
(44)                  August 2004        Treasurer of RMR Real Estate Fund - July 2002 to November 2003;
                      to present.        Vice President of RMR Real Estate Fund - November 2003 to present;
                                         Vice President of RMR Hospitality and Real Estate Fund - January 2004
                                          to present;
                                         Treasurer of our Advisor - July 2002 to September 2004;
                                         Vice President of our Advisor - September 2004 to present;
                                         Treasurer and Chief Financial Officer of HRPT Properties - 1997 to present.

Adam D. Portnoy       Vice President.    Vice President of Reit Management - September 2003 to present;
(34)                  August 2004        Vice President of our Advisor - December 2003 to present;
                      to present.        Vice President of RMR Real Estate Fund - February 2004 to present;
                                         Vice President of RMR Hospitality and Real Estate Fund - January 2004
                                          to present;
                                         Executive Vice President of HRPT Properties - December 2003 to present;
                                         Senior Investment Officer, International Finance Corporation - June 2001 -
                                          July 2003;
                                         Vice President, ABN AMRO Investment Banking - January 2001 - May 2001;
                                         President and CEO, Surfree.com, Inc. - June 1997 - June 2000.

Each of our executive officers is elected at the meeting of our board of trustees immediately following each annual meeting of our shareholders. All our executive officers serve at the discretion of our board of trustees.

COMMITTEES OF THE BOARD


We have an Audit Committee consisting of disinterested trustees. The Audit Committee's functions are to: engage independent accountants to conduct an annual audit of our financial statements; review with the independent accountants the outline, scope and results of our annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, our Audit Committee will meet with the independent accountants and representatives of management to review accounting activities and our financial reporting and controls.


We have a Nominating Committee and a Compensation Committee, each consisting of disinterested trustees. The function of the Nominating Committee is to recommend candidates for election to our board of trustees as disinterested trustees. The Nominating Committee considers nominations by shareholders as provided by our declaration of trust and bylaws. See "Certain Provisions of the Declaration of Trust" in the prospectus. The function of the Compensation Committee is to determine and review the fees paid to our trustees.



We have a Valuation Committee consisting of Messrs. Portnoy, Martin and O'Brien, and the Advisor's personnel as are deemed necessary by these identified members from time to time. Our Valuation Committee determines the value of any of our securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.


APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT


As described in the prospectus, we and our Advisor are parties to an investment management agreement (the "Advisory Agreement"). Our board of trustees, including a majority of our disinterested trustees, has the responsibility under the 1940 Act to approve the Advisory Agreement and has done so for an initial two year term commencing on the effective date of the Fund's Registration Statement and will do so annually thereafter. In determining to approve the Advisory Agreement, our trustees reviewed materials provided by the Advisor and considered: (1) the level of fees and estimated expense ratio of the Fund as compared to competitive funds of a comparable size and the fact that the fees to be charged and the estimated expense ratio of the Fund are reasonable as compared to other funds; (2) the nature and quality of the services rendered by the Advisor recognizing, in particular, the experience of affiliates of the Advisor in the F.I.R.E. industries and in managing public companies; (3) anticipated benefits derived by the Advisor from its relationship with the Fund;
(4) the costs of providing services to the Fund; (5) the anticipated profitability of the Fund to the Advisor; and (6) the benefits, in particular the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934 which may be derived by the Advisor as a result of allocation of our brokerage transactions and the fact that the Advisor does not expect to seek or participate in these so-called "soft-dollar" arrangements. They also considered that the Advisor agreed to pay all of our organizational costs and our offering expenses, other than the sales load, that exceed an amount equal to $0.05 per common share issued to non-affiliates. On September 22, 2004, based on their evaluation of all material factors discussed above the board of trustees, and separately, the disinterested trustees, voted to approve the Advisory Agreement. The Advisor, as sole shareholder, also approved the Advisory Agreement on September 22, 2004.


TRUSTEE OWNERSHIP


The following table sets forth, for each trustee, the aggregate dollar range of our equity securities beneficially owned as of November 15, 2004. The information as to beneficial ownership is based on statements furnished to us by each trustee.

                                                                        Aggregate Dollar Range
                                                                        of Equity Securities in
                                                                        All Registered Investment
                                                                        Companies Overseen by
                                       Dollar Range of Equity           Trustee in Family of
                                       Securities in the Fund           Investment Companies
    Name of Trustee                    as of November 15, 2004(1)       as of November 15, 2004
    -----------------------------      ---------------------------      --------------------------
    Barry M. Portnoy                   Over $100,000                    Over $100,000
    Gerard M. Martin                   Over $100,000                    Over $100,000
    Frank J. Bailey                    None                             $1 - $10,000(2)
    John L. Harrington                 None                             Over $100,000(2)
    Arthur G. Koumantzelis             None                             $1 - $10,000(2)

(1) As of December 31, 2003, the Fund was not in existence, and accordingly no trustees owned securities in the Fund.


(2) As of December 31, 2003, this trustee owned no equity securities in the family of registered investment companies overseen by this trustee.


PRINCIPAL SHAREHOLDERS


Since our inception, and until completion of this offering, our Advisor, which is beneficially owned by Messrs. Portnoy and Martin, owns 100% of our shares. To our knowledge, after completion of this offering, our officers and trustees will own, as a group, in the aggregate 204,000 shares representing 13.5% of our outstanding common shares to be sold in this offering. After completion of this offering, no other persons, to our knowledge, will own beneficially more than 5% of our common shares.

PROXY VOTING POLICES AND PROCEDURES

The Fund has adopted policies and procedures for voting proxies solicited by issuers whose securities are held by the Fund. The Fund's policies and procedures will be implemented by the Advisor. The vote with respect to most routine issues presented in proxy statements is expected to be cast in accordance with the position of the issuer's management, unless it is determined by the Advisor or the board of trustees of the Fund that supporting management's position would adversely affect the investment merits of owning the issuer's security. However, each issue will be considered on its own merits, and a position of management found not to be in the best interests of the Fund's shareholders will not be supported.

Proxies solicited by issuers whose securities are held by the Fund will be voted solely in the interests of the shareholders of the Fund. Any conflict of interest will be resolved in the way that will most benefit the Fund and its shareholders. The Advisor shall not vote proxies for the Fund until it has determined that a conflict of interest does not exist, is not material or a method of resolving such conflict of interest has been agreed upon by the board of trustees. If the conflict of interest is determined to be material, the conflict shall be disclosed to the board of trustees and the Advisor will follow the instructions of the board of trustees.

                            COMPENSATION OF TRUSTEES


We expect to pay each trustee who is not an interested person an annual fee and a fee for attending trustees' meetings in person or by telephone, together with out of pocket expenses relating to attendance at such meetings. In addition, the trustee members of our Committees who are not interested persons will receive a fee for each Committee meeting attended, other than meetings held on days on which there is also a board of trustees' meeting or another Committee meeting for which they are paid. Trustee compensation may be adjusted from time to time. Our trustees receive no pension or retirement benefits from us.

Because we were formed in August 2004, during the year ended December 31, 2003, the trustees of the Fund did not receive any compensation for serving as our trustees. Set forth in the table below is the compensation estimated to be paid to the trustees by the Fund for the period beginning November 22, 2004 and ending on December 31, 2004 and the amounts received by or owed to such persons during the year ended December 31, 2003, for serving as trustees of RMR Real Estate Fund and RMR Hospitality and Real Estate Fund, which are investment companies that are also managed by our Advisor.

                                         Estimated Compensation            Total Compensation
                                          from Fund for Current            from Fund and Fund
            Name of Trustee                   Fiscal Year                Complex as of 12/31/03
            ---------------              ----------------------          ----------------------
  ------------------------------------   -----------------------------   -----------------------------
             Barry M. Portnoy                           $0                             $0
  ------------------------------------   -----------------------------   -----------------------------
             Gerard M. Martin                           $0                             $0
  ------------------------------------   -----------------------------   -----------------------------
             Frank J. Bailey                          $2,750                        $10,000
  ------------------------------------   -----------------------------   -----------------------------
           John L. Harrington                         $2,750                        $10,000
  ------------------------------------   -----------------------------   -----------------------------
         Arthur G. Koumantzelis                       $2,750                        $10,000
  ------------------------------------   -----------------------------   -----------------------------

                             ADMINISTRATIVE SERVICES

In addition to the Investment Advisory Agreement described in our prospectus, we have entered into an Administration Agreement with our Advisor. Pursuant to this Administration Agreement, our Advisor performs administrative and accounting functions for us, including: (i) providing office space, telephones, office equipment and supplies for us; (ii) authorizing expenditures and approving bills for payment on our behalf; (iii) supervising preparation of the periodic updating of our registration statement, including our prospectus and SAI, for the purpose of filings with the SEC and state securities regulators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iv) preparation of periodic reports to our shareholders and filing of these reports with the SEC, and other forms filed with the SEC, notices of dividends, capital gains distributions and tax credits and attending to routine correspondence and other communications with shareholders; (v) supervising the daily pricing of our investment portfolio and the publication of the net asset value of our shares, earnings reports and other financial data; (vi) monitoring relationships with organizations providing services to us, including our attorneys, accountants, custodian, transfer agent and printers; (vii) supervising compliance by us with record keeping requirements under the 1940 Act and regulations thereunder; (viii) maintaining books and records for us (or causing their maintenance by the custodian and transfer agent); (ix) preparing and filing of tax reports; and (x) monitoring our compliance with the Code. Our Advisor also provides us with such personnel as we may from time to time request for the performance of clerical, accounting and other office services described above, as well as coordinating matters with our sub-administrator, transfer agent, custodian and dividend reinvestment plan agent. The personnel rendering these services, who may act as our officers, may be employees of the Advisor or its affiliates.

Pursuant to the Administration Agreement and with the approval of our board of trustees, our Advisor has chosen State Street Bank and Trust Company as sub-administrator. Under the sub-administration agreement, State Street Bank is responsible for performing most of the foregoing administrative functions, including: (i) determining our net asset value and preparing these figures for publication; (ii) maintaining certain of our books and records that are not maintained by the Advisor, custodian or transfer agent; (iii) preparing financial information for our income tax returns, proxy statements, shareholders reports and SEC filings; and (iv) responding to some shareholder inquiries.

For reviewing the work performed by State Street Bank and for performing administrative services not provided by State Street Bank, we do not pay our Advisor any fee in addition to its advisory fees. Instead, under our Administration Agreement, we reimburse our Advisor for its costs of these services, including the monthly fees paid to State Street which are described in the prospectus under its sub-administration agreement and a reasonable allocation of the costs of goods and services provided by our Advisor and its affiliates to us and to third parties.

CODE OF ETHICS

We and our Advisor have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. These codes, among other things, restrict management personnel investments in certain securities, including investments in initial public offerings and in private placements. Generally, these restrictions prohibit management personnel and our trustees from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, we had been considering for purchase or sale, or are purchasing or selling such security. Restricted investments generally require pre-approval by an officer, committee or our board of trustees as deemed appropriate by the board of trustees. Text only versions of the codes of ethics can be viewed online or downloaded from the EDGAR database on the SEC's internet web site at http://www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained by forwarding a written request, together with the appropriate duplicating fee, to the SEC's Public Reference Section, 450 5th St., N.W., Washington, DC 20549-0102, or by e-mail request at publicinfo@sec.gov.

PRIVACY POLICY

We are committed to maintaining your privacy and to safeguarding your nonpublic personal information.

We do not receive any nonpublic personal information relating to you if you purchase shares through an intermediary that acts as the record owner of our shares. If you are the record owner of our shares, we may receive nonpublic personal information on your account documents or other forms and also have access to specific information regarding your fund share transactions, either directly or through Wells Fargo Bank, N.A., our transfer agent and Plan Agent.

We do not disclose any nonpublic personal information about you or any former shareholders to anyone, except as permitted by law or as is necessary to service your account. We restrict access to nonpublic personal information about you to our Advisor, our Advisor's employees and other service providers with a legitimate business need for the information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of our board of trustees, decisions to buy and sell securities for us and negotiation of the brokerage commissions which we pay are made by our Advisor. Transactions on U.S. stock exchanges involve our payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over the counter market but the price we pay usually includes an undisclosed dealer commission or mark up. In certain instances, we may make purchases of underwritten issues at prices which include underwriting fees.

Subject to the supervision of our board of trustees, our Advisor is authorized, for the purchase and sale of our portfolio securities, to employ such securities dealers and brokers and to negotiate brokerage commissions on our behalf as may, in the judgment of the Advisor, implement our policy of obtaining the best net results taking into account such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker to our investment performance on a continuing basis. Accordingly, the cost of the brokerage commissions to us in any transaction may be greater than available from other brokers if the difference is reasonably justified by other aspects of the portfolio services offered. For example, our Advisor may cause us to pay a broker that provides research services to our Advisor an amount of commission for a transaction in excess of the amount of commission another broker would have charged for that transaction, if our Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or our Advisor's ongoing responsibilities to us. Moreover, research and investment information may be provided by brokers at no cost to our Advisor and this information will be available to benefit us and any other accounts advised by our Advisor and its affiliates. In that case, not all of the information will be used for our benefit. While broker provided services and information may be useful in varying degrees and may tend to reduce our Advisor's expenses, it is not possible to estimate its value and in the opinion of our Advisor it does not reduce our Advisor's expenses in a determinable amount. The extent to which our Advisor makes use of statistical, research and other services furnished by brokers is considered by our Advisor in the allocation of brokerage business, but there is no formula by which such business is allocated. Our Advisor may also take into account payments made by brokers effecting transactions for us to other persons on our behalf for services (such as custodial or professional fees).

Investment decisions for the Fund and any other entities which are or may become investment advisory clients of our Advisor are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by our Advisor. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by our Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by our Advisor. Our Advisor may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of our trustees that the desirability of the Fund's having its advisory arrangements with our Advisor outweighs any disadvantages that may result from contemporaneous transactions.

                        DETERMINATION OF NET ASSET VALUE

We value portfolio securities for which market quotations are readily available at market value as indicated by the last sale price on the security's principal market on the date of valuation. If there has been no sale on that day, the securities are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

Some fixed income securities may be valued using prices provided by a pricing service, when our board of trustees believes the price reflects fair market value.

Foreign securities not traded in U.S. dollars are converted into U.S. dollars using exchange rates as of the close of the NYSE. The value of foreign securities generally is based upon their closing prices reported by their primary market. Foreign securities primarily traded outside the U.S. may be traded on days which are not business days of the Fund. Because our net asset value is determined only on our business days, significant changes in foreign securities' value may impact our net asset value on days when our shares cannot be purchased or sold.

We value our investments in securities with maturities within 60 days of our purchase at their amortized cost, as determined by our board of trustees to be their fair value. Amortized cost generally means our cost of the investment plus the amortization to maturity of any discount or premium.

Any of our securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity will be valued at fair value as determined in good faith by or under the supervision of our board of trustees. Also, we may consider available securities pricing to be unreliable if significant market or other events arise. When closing market prices or market quotations are not available or are considered to be unreliable, our Valuation Committee values securities under policies approved by our trustees that they believe will accurately reflect fair value. Numerous factors may be considered when determining fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

                                   TAX MATTERS

Set forth below is a discussion of the material federal income tax aspects concerning the Fund and the purchase, ownership and disposition of our common shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your shares as a capital asset. This discussion is based on present provisions of the Code, related regulations and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal income tax consequences of the purchase, ownership or disposition of our common shares, as well as tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

TAXATION OF THE FUND

We intend to qualify each taxable year for treatment as a RIC, although we cannot give complete assurance that we will so qualify. To qualify for this treatment, we must generally, among other things: (a) derive at least 90% of our gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from our investing in securities or those currencies; (b) distribute with respect to each taxable year at least 90% of our investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions, if any, and determined without regard to any deduction for dividends paid) for that year; and (c) diversify our holdings so that, at the end of each quarter of each taxable year (1) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of our total assets and to not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of our total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer, or of two or more issuers that we control (defined as owning 20% or more of the total combined voting power of all classes of stock entitled to vote) and are engaged in the same, similar or related trades or businesses.

If we qualify for treatment as a RIC, we generally will not be subject to federal income tax on income and gains we timely distribute to our shareholders (including capital gain dividends, as discussed below). If we fail to qualify for treatment as a RIC for any taxable year, we would be taxed at regular corporate rates on the full amount of our taxable income for that year without being able to deduct the distributions we make to our shareholders and our shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long term capital gain over net short term capital loss), as dividends to the extent of our earnings and profits. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

Generally, we intend to distribute at least annually to our shareholders all or substantially all of our investment company taxable income. Generally, we also will annually (1) distribute our net capital gain or (2) retain all or a portion of our net capital gain for investment. If we retain any investment company taxable income or any net capital gain, we will be subject to tax at regular corporate rates on the retained amount.

To the extent we fail to distribute in a calendar year at least an amount equal to the sum of (1) 98% of our ordinary income for that year plus (2) 98% of our capital gain net income for the one year period ending October 31 of that year, plus 100% of any retained amount of either of our ordinary income or capital gain net income from the prior year, we will be subject to a nondeductible 4% excise tax. For these purposes, we will be treated as having distributed any amount with respect to which we pay income tax. A distribution we pay to shareholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to shareholders of record on a date in October, November or December of that preceding year. We generally intend to make distributions sufficient to avoid imposition of material excise tax.

TAXATION OF SHAREHOLDERS

DISTRIBUTIONS. As long as we qualify for treatment as a RIC, distributions we make to our shareholders from our investment company taxable income generally will be taxable to them as ordinary income to the extent of our earnings and profits. A portion of our distributions are likely to be classified based upon the character of distributions we receive from real estate investment trusts, e.g., as ordinary income, qualified dividend income, capital gains or return of capital. We currently expect that a portion of the dividends we distribute to our shareholders will be eligible for the dividends received deduction available to corporations and eligible for the new reduced maximum federal income tax rate on qualified dividend income received by individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Tax Act"). Distributions of net capital gain that are properly designated as such will be taxable to each shareholder as long term capital gain, regardless of how long the shareholder has held the shares in the Fund. Under the 2003 Tax Act, capital gain dividends that we pay with respect to gains recognized on sales or exchanges of capital assets through December 31, 2008, as well as any dividends that we pay with respect to qualified dividend income received by the Fund through December 31, 2008, will generally be subject to a maximum federal income tax rate of 15%.

If a portion of our income consists of qualifying dividends paid by U.S. corporations, a portion of the dividends paid by us to corporate shareholders, if properly designated, may be eligible for the dividends received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

Under the 2003 Tax Act, for taxable years beginning on or before December 31, 2008, distributions of investment income that qualifies to be designated by us as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by the shareholder. Specifically, a dividend paid by us to a shareholder will not be treated as qualified dividend income of the shareholder (1) if the dividend is received with respect to any share held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Because we may earn income that is not qualified dividend income, such as interest, payments in lieu of dividends on securities we may lend, non-qualifying dividends (including a portion of distributions from real estate investment trusts or other pass through entities), and net short-term capital gains, the percentage of our dividends that will qualify as qualified dividend income or for the dividends received deduction will likely be less than 100%. We will notify our shareholders annually of the percentage of our dividends that qualify as eligible for treatment as qualified dividend income.

Distributions on our common shares are generally subject to federal income tax as described herein, even if they are paid from income or gains we earned before the shareholder's investment (and thus included in the price the shareholder paid).

If we make a distribution to you in excess of our current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of your tax basis in our shares and thereafter as capital gain. A return of capital is not taxable, but it will reduce your tax basis in our shares, and therefore reduce any loss or increase any gain on a subsequent taxable disposition by you of our shares.

We may designate all or a portion of any retained net capital gains as undistributed capital gains in a notice to you, and if we do so, you will (1) be required to include in your federal taxable income, as long term capital gain, your share of the retained amount and (2) be entitled to credit your proportionate share of the tax we paid on the retained amount against your federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability. For federal income tax purposes, the tax basis in your shares would be increased by the difference between the retained capital gains included in your gross income and the tax credit claimed by you under clause (2) of the preceding sentence.

We will notify shareholders annually as to the federal tax status of our distributions to them.

SALE OR REDEMPTION OF SHARES. Your sale or other disposition of our common shares may give rise to a taxable gain or loss equal to the difference between the amount realized and your adjusted basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long term capital gain or loss if the shares have been held for more than 12 months. Under the 2003 Tax Act, such gain is generally taxable to individuals at a maximum rate of 15% through December 31, 2008. However, if you sell shares at a loss within six months of their purchase, that loss will be treated as long term, rather than short term, to the extent of any capital gain dividends you received (or your share of any retained capital gains designated) with respect to the shares. All or a portion of any loss realized on a taxable disposition of our common shares will be disallowed to the extent other common shares in the Fund are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. We generally are required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including capital gain dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other noncorporate shareholder who fails to properly furnish us with a correct taxpayer identification number. Withholding at the 28% rate also is required from all distributions otherwise payable to a shareholder who fails to certify to us that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to a shareholder may be credited against the shareholder's federal income tax liability.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. We may acquire securities issued with original issue discount, or OID. As a holder of those securities, we must include in gross income the OID that accrues on them during the taxable year, even if we receive no corresponding payment on them during the year. Because we annually must distribute substantially all of our investment company taxable income, including any OID, to satisfy the RIC distribution requirement and avoid imposition of the excise tax as discussed above, we may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash we actually receive. Those distributions will be made from our cash assets or from the proceeds of sales of our portfolio securities, if necessary. We may realize capital gains or losses from those sales, which would increase or decrease our investment company taxable income and/or net capital gain.

FOREIGN SECURITIES. Dividends and interest we receive, and gains we realize, on our investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on these investments. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Although we have no present intention to do so, we may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if we hold stock of a PFIC, we will be subject to federal income tax on a portion of any "excess distribution" we receive on the stock or of any gain on our disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if we distribute the PFIC income as a taxable dividend to our shareholders. The balance of the PFIC income will be included in our investment company taxable income and, accordingly, will not be taxable to us to the extent we distribute that income to our shareholders.

If we invest in a PFIC and elect to treat the PFIC as a qualified electing fund ("QEF"), then in lieu of our incurring the foregoing tax and interest obligation, we would be required to include in income each year our pro rata share of the QEF's annual ordinary earnings and net capital gain - which we would likely have to distribute to satisfy the RIC distribution requirement and avoid imposition of the excise tax even if we did not in fact receive those earnings and gain from the QEF. However, we will not be permitted to make a QEF election with respect to an investment in a PFIC, unless the PFIC agrees to provide us with information we need to comply with our tax filing obligations under the QEF rules. As a result, a QEF election may not be available with respect to an investment in a PFIC.

We may elect to "mark-to-market" any stock in a PFIC we own at the end of our taxable year, provided the PFIC stock is "marketable" as defined under the PFIC rules. "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over our adjusted basis therein as of the end of that year. Pursuant to this election, we also may deduct (as an ordinary, not capital, loss) the excess, if any, of our adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in our income for prior taxable years under the election. Our adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. We will likely have to distribute annually any ordinary income resulting from marking PFIC stock to market in order to satisfy the RIC distribution requirements and avoid imposition of the excise tax, regardless of whether and to what extent we actually receive cash distributions from the PFIC during that year. An investment in a PFIC may or may not consist of stock that is "marketable", and therefore this election may not be available with respect to an investment in a PFIC.


SECURITIES WITH UNCERTAIN TAX TREATMENT. Certain securities the Fund may invest in are, or income from these securities is, subject to uncertain U.S. federal income tax treatment or recharacterization by the IRS. If the Fund encounters revised or recharacterized tax treatments, the timing or character of income recognized by the Fund may be affected and may compel portfolio changes that the Fund might not otherwise undertake to ensure compliance with the tax rules applicable to RICs under the Code.

CERTAIN REAL ESTATE COMPANIES. Income that we derive from a real estate company classified for federal tax purposes as a partnership (and not as a corporation or real estate investment trust) will be treated as qualifying income under the RIC income requirements only to the extent it is attributable to the partnership's income items that would be qualifying income if realized directly by us in the same manner as realized by the partnership. We will restrict our investment in partnerships to maintain our qualification as a RIC.

NON-U.S. SHAREHOLDERS. The following discussion relates to the U.S. taxation of a shareholder who is not a U.S. person (a "non-U.S. shareholder"), and whose income from the Fund or the sale of shares of the Fund is not effectively connected with a U.S. trade or business carried on by the shareholder. Certain aspects of this discussion are modified by recent tax law changes. See "American Jobs Creation Act" below.

Generally, the Fund's distributions of investment company taxable income, including any dividends designated as qualified dividend income, will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will generally not be subject to U.S. federal withholding tax unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this withholding tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would generally be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the U.S. federal withholding tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to backup withhold U.S. federal income tax on distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption.

Any gain that a non-U.S. shareholder realizes upon the sale or exchange of our shares will ordinarily be exempt from U.S. federal income and withholding tax unless (i) in the case of a shareholder who is a nonresident alien individual, the gain is U.S. source income and such non-U.S. shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the non-U.S. shareholder held such shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a U.S. real property holding corporation and the non-U.S. shareholder actually or constructively held more than 5% of the shares of the same class of shares as the shares that were disposed. In the case of clause (ii) of the proceeding sentence, the gain would be taxed in the same manner as for a U.S. shareholder as discussed above, a 10% U.S. federal withholding tax generally would be imposed on the amount realized on the disposition of such shares, and the withheld amounts would be credited against the non-U.S. shareholder's U.S. federal income tax liability on such disposition.

A corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock of U.S. real property holding corporations (other than stock of a domestically controlled REIT, holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations, or, for taxable years beginning on or after January 1, 2005 but before January 1, 2008, stock of a domestically controlled RIC) and certain participating debt securities. While there can be no assurance in this regard, the Fund does not believe it will ever be a U.S. real property holding corporation, nor does the Fund believe it will ever be other than a domestically controlled RIC.

THE AMERICAN JOBS CREATION ACT OF 2004

DISTRIBUTIONS TO NON-U.S. SHAREHOLDERS. The American Jobs Creation Act of 2004 (the "Act") was signed into law on October 22, 2004. The Act modifies the tax treatment of certain distributions from the Fund to shareholders who are non-U.S. shareholders as described above. With certain exceptions, under the Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold on distributions properly designated as net short-term capital gains in excess of net long-term capital losses or distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by the non-U.S. shareholder.

In addition, the Act provides that a distribution attributable to the Fund's gain from the sale of a U.S. real property interest (including the Fund's gain from the sale of shares of certain REITs, RICs, and U.S. real property holding corporations) will be subject to U.S. withholding when paid to a non-U.S. shareholder. Such a distribution will also give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. federal income tax return.

However, the Fund's gain from the sale of (i) shares of "domestically controlled" REITs or RICs (generally, REITs or RICs that are less than 50% owned by foreign persons) or (ii) shares representing, together with any other shares owned by the Fund, 5% or less of a publicly traded class of stock of any corporation (including REITs or RICs that are not domestically controlled), will not be considered gain from a U.S. real property interest. The Fund expects that substantially all of its investments in stock potentially treated as a U.S. real property interest will qualify under either or both of these exceptions to the Act's new withholding and tax filing rules, but there can be no assurance in this regard.

REPORTABLE TRANSACTIONS. Generally, under the Act, penalties will be imposed if (i) an individual recognizes a loss with respect to shares of the Fund of $2 million or more, or (ii) a C corporation recognizes a loss with respect to shares of the Fund of $10 million or more, and such shareholder does not file IRS Form 8886 disclosing this loss. The penalty for failure to properly file Form 8886 and properly disclose these "reportable transactions" is generally $10,000 in the case of individuals, and $50,000 for other shareholders. We believe that shareholders of a RIC such as the Fund are not excepted from these reporting requirements, although future IRS guidance may extend such an exception. The fact that a loss is reportable on Form 8886 does not affect whether such loss is allowable for U.S. federal income tax purposes.

Prospective investors should consult their tax advisors concerning the potential effect on them of these and other changes made by the Act.


                             PERFORMANCE INFORMATION

From time to time, we may state our total return, aggregate total return or yield in advertisements or in reports and other communications to you. Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently, any historical performance statement should not be considered a basis for predicting our performance in the future. In addition, because our performance will fluctuate, it may not provide a basis for comparing an investment in us with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies also should give consideration to the quality of the respective investment companies' portfolio securities.

In reports or other communications to you or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or
(ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, the NASDAQ Composite Index and other relevant indices and industry publications. We may also compare the historical volatility of our portfolio to the volatility of such indices during the same time periods. Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole, the beta, or in absolute terms, the standard deviation.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. An index generally is an unmanaged portfolio intended to be representative of a particular industry or market segment. This is not our performance and we will not seek to replicate any index. You cannot invest directly in an index. There is no guarantee our performance will equal or exceed any index performance.

                                     EXPERTS

Ernst & Young LLP, independent registered public accounting firm, have audited our financial statement at October 18, 2004, as set forth in their report. We have included our financial statement in this SAI in reliance upon Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by us with the SEC, Washington, DC. The prospectus and this SAI do not contain all the information set forth in the Registration Statement, including the exhibits and schedules thereto. For further information with respect to us and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, DC, and copies of any part thereof may be obtained from the Commission upon the payment of fees prescribed by the Commission.

                               FINANCIAL STATEMENT


             Report of Independent Registered Public Accounting Firm


To the Shareholder and Board of Trustees of RMR F.I.R.E. Fund


We have audited the accompanying statement of assets and liabilities of RMR F.I.R.E. Fund (the "Fund") as of October 18, 2004. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of RMR F.I.R.E. Fund at October 18, 2004, in conformity with U.S. generally accepted accounting principles.



                                        /s/ ERNST & YOUNG LLP


Boston, Massachusetts
October 19, 2004

                                RMR F.I.R.E. Fund

                       Statement of Assets and Liabilities

                                October 18, 2004


ASSETS
Cash                                                                                $100,000
Deferred offering costs                                                              100,000
                                                                            --------------------
                                                                                    $200,000
                                                                            ====================

LIABILITIES
Payable for offering costs                                                          $100,000
                                                                            --------------------
NET ASSETS AT VALUE                                                                 $100,000
                                                                            ====================

NET ASSETS CONSISTS OF:
Paid-in capital                                                                     $100,000
                                                                            ====================

SHARES OUTSTANDING ($0.001 par value;
      unlimited shares authorized)                                                     4,000
                                                                            ====================

NET ASSET VALUE PER SHARE                                                            $25.00
                                                                            ====================


SEE ACCOMPANYING NOTES.

                                RMR F.I.R.E. Fund

                          Notes to Financial Statement

                                October 18, 2004

1.  Organization

RMR F.I.R.E. Fund (the "Fund") was organized as a Massachusetts business trust on August 6, 2004, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund has had no operations to date, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of a total of 4,000 Fund common shares for $100,000 to RMR Advisors, Inc. ("RMR Advisors").

2.  Summary of Significant Accounting Policies

Preparation of this financial statement in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statement and related notes. The actual results could differ from these estimates.

3.  Concentration of Risk

Following the start-up period, under normal market conditions, the Fund's investments will be focused on securities issued by companies in the finance insurance and real estate industries or F.I.R.E. industries. The value of the Fund shares may fluctuate more due to economic, legal, cultural or technological developments affecting the F.I.R.E. industries than would the shares of a diversified fund.

4.  Advisory and Administration Agreements

The Fund has an advisory agreement with RMR Advisors to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, upon commencement of investment operations, RMR Advisors will be compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets mean total assets of the Fund less liabilities other than the aggregate indebtedness entered into for the purposes of leverage. For purposes of calculating managed assets, the liquidation preference of any preferred shares outstanding will not be considered a liability.

RMR Advisors has contractually agreed to waive a portion of their annual fee equal to 0.25% of the Fund's average daily managed assets, for the first five years of the Fund's operation.

RMR Advisors will also perform administrative functions for the Fund on a cost reimbursement basis pursuant to an administration agreement. RMR Advisors has entered into a sub-

                                RMR F.I.R.E. Fund
administration agreement with State Street Bank and Trust Company ("State Street"). Under the terms of the sub-administration agreement RMR Advisors pays State Street a fee for all services received under the sub-administration agreement.

5.  Organization Expenses and Offering Costs

Based on an estimated offering of 2,000,000 shares, organization and offering costs are estimated to be approximately $30,000 and $515,000, respectively. RMR Advisors has agreed to pay all organizational expenses and the amount by which the aggregate of all of the Fund's offering costs (other than sales load) exceed $0.05 per share. Such amount to be paid by RMR Advisors is estimated to be $445,000. The Fund will pay offering costs estimated at $100,000 from the proceeds of the offering. Offering costs paid by the Fund will be charged as a reduction of paid in capital at the completion of the Fund offering.

6.  Federal Income Tax

The Fund intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will not be subject to Federal income tax.